UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Portland General Electric Company

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Portland General Electric

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS & PROXY STATEMENT

To our shareholders,

2019 marked a year of focus

on strategic initiatives and transformation.

March 12, 2020

Portland, Oregon

Dear Shareholders,

On behalf of the Board of Directors, we are pleased to announce that Portland General Electric’s 2020 Annual Meeting of Shareholders will be held on Wednesday, April 22, 2020.

This year’s meeting will focus on our core business strategies to decarbonize, electrify and perform. We will discuss key initiatives, innovative partnerships, and capital investments focused on strengthening resiliency and building a clean, integrated grid. At the center of this work is the Integrated Operations Center, which we began constructing in late 2019; our first-of-its-kind Smart Grid Test Bed; and collaboration with TriMet, Oregon’s largest mass transit provider, on a bus line fully powered by wind energy.

The Annual Meeting also will be a chance for shareholders to learn more about our opportunities for the year ahead, including:

•	Investing in a clean energy future, as PGE continues to decarbonize and provide renewable and clean energy options in direct response to growing customer demand for green energy

•	Keeping customers first and maintaining affordability

•	Improving resiliency to strengthen PGE’s grid

•	Being active in our community through new partnerships, stakeholder engagement, and ongoing commitments to a sustainable Oregon

Your vote is important. Only holders of record of PGE common stock at the close of business on Friday, February 28, 2020 are entitled to vote at the meeting. It is advisable to vote your shares before the April 22 meeting date. For instructions on how to cast your vote, please refer to pages 66-69 of the Proxy Statement.

Thank you for your interest in PGE. We look forward to your participation in the 2020 Annual Meeting of Shareholders in Portland, Oregon.

Cordially,

Jack E. Davis Chair	Maria M. Pope President and Chief Executive Officer

Notice of 2020 Annual Meeting of Shareholders

DATE & TIME April 22, 2020 10:00 a.m., Pacific Time	PLACE Conference Center Auditorium Two World Trade Center 25 SW Salmon Street Portland, Oregon 97204	RECORD DATE February 28, 2020 You can vote if you were a shareholder of record on February 28, 2020

ITEMS OF BUSINESS

1. Election to our Board of Directors of the 12 nominees identified in the following Proxy Statement for a term of one year

2. Advisory vote on the compensation of our named executive officers

3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020

4. Transaction of any other business that may properly come before our 2020 Annual Meeting of Shareholders

Your vote is important to us. Please exercise your shareholder right to vote as soon as possible, regardless of whether you plan to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Nora Arkonovich

Corporate Secretary

Important notice regarding the availability of proxy materials for the

2020 Annual Meeting of Shareholders to be held on April 22, 2020

As permitted under SEC rules, we are mailing our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and submit proxy votes online. Our Proxy Statement and 2019 Annual Report are available on our website at https://investors.portlandgeneral.com/annual.

You may also access our proxy materials at www.proxyvote.com.

We are making the Proxy Statement and the form of proxy first available on or about March 12, 2020.

COMPENSATION DISCUSSION AND ANALYSIS	27

Executive Summary	28

2019 Executive Compensation	32

How We Set Executive Pay	44

Other Compensation Policies and Practices	46

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements, including those regarding implementation of our business plans, industry outlooks, technology transitions, our business, strategies and financial performance, our offerings of new services, and other statements that are not historical fact, and actual results could differ materially from these forward-looking statements. Risk factors that could cause actual results to differ are set forth in the “Risk Factors” section, as well as other sections, of our 2019 Annual Report on Form 10-K, available on our website at https://investors.portlandgeneral.com/annual, and other filings with the SEC. All forward-looking statements are based on management’s estimates, projections, and assumptions as of the date of this Proxy Statement, and the Company undertakes no obligation to update any such statements.

Proxy Statement Summary

To assist you in reviewing the proposals to be acted upon at our Annual Meeting, we call your attention to the following information about the Company and our 2020 Annual Shareholders’ Meeting. You should read the entire Proxy Statement carefully before voting. Please refer to page 65 for definitions of certain terms and acronyms.

ANNUAL MEETING INFORMATION

DATE & TIME April 22, 2020 10:00 a.m., Pacific Time	PLACE Conference Center Auditorium Two World Trade Center 25 SW Salmon Street Portland, Oregon 97204	RECORD DATE February 28, 2020	ADMISSION Photo identification and proof of share ownership as of the record date are required

Even if you plan to attend the Annual Meeting in person, we encourage you to cast your vote as soon as possible.

HOW TO VOTE

ONLINE Vote online at www.proxyvote.com	BY PHONE Vote by phone from the US or Canada: 1-800-690-6903	BY MAIL If you have received a printed version of these proxy materials, you may vote by mail	BY BALLOT Attend our Annual Meeting and vote by ballot

For additional information about our Annual Meeting, see Questions and Answers About the Annual Meeting on pages 66 to 69.

AGENDA AND VOTING RECOMMENDATIONS

Voting Matter	Vote the Board Recommends	Page Reference (for more information)
Item 1: Election of 12 director nominees	FOR	19
Item 2: Advisory vote on the compensation of our named executive officers	FOR	59
Item 3: Ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for fiscal year 2020	FOR	62

BUSINESS OVERVIEW

OUR STRATEGY

At Portland General Electric, we are committed to being a clean energy leader and delivering steady growth and returns to shareholders. We are increasing opportunities for clean and renewable energy, reducing greenhouse gas emissions, and responding to evolving customer expectations. At the same time, we are building an increasingly smart, integrated, and interconnected grid that spans from residential customers to other utilities within the region. We are transforming all aspects of our business from our energy delivery systems and assets to ensuring our workforce becomes more results-oriented and purpose-driven.

From our founding, we’ve proudly delivered affordable, reliable electricity service to all. Our commitment to these values is unwavering. Today, we are doing our part to meet a global need while continuing to earn high marks for customer satisfaction.

Our strategy to be a clean energy leader that delivers shareholder value strives to balance interests, including business transformation, changing customer preferences and our commitment to delivering affordable, reliable electricity service. We will achieve our goal to deliver 100% clean energy to our customers by:

•	Decarbonizing the power we supply to our customers

•	Electrifying other areas of the economy, including transportation and buildings, where efforts to reduce greenhouse gas emissions are underway

•	Performing as a business by improving work efficiency, the safety of our coworkers, and the reliability of our systems and equipment while targeting our goal of 4-6% annual growth in earnings

Additional information about how we will execute this strategy can be found in a series of strategy papers at www.PortlandGeneral.com/CleanVision.

OUR FINANCIAL PERFORMANCE

In 2019 we delivered solid financial results while returning significant cash to our shareholders.

(1)	Dollars in millions

BOARD AND GOVERNANCE HIGHLIGHTS

We are committed to maintaining strong corporate governance that promotes the long-term interests of our shareholders, strengthens Board and management effectiveness and builds public trust in the Company. The Corporate Governance section of this Proxy Statement beginning on page 7 describes our key corporate governance policies and practices, which include the following highlights:

•	Annual election of directors by majority vote

•	11 of 12 directors are independent under NYSE listing standards and our Director Independence Standards

•	Independent Board Chair and 100% independent standing Board committees
•	Executive sessions of non-management directors at all regular Board meetings

•	Shareholder right to act by written consent

•	Robust director selection process, resulting in a seasoned Board that exhibits diversity in terms of gender, ethnicity, experience, skills and tenure

The board unanimously recommends that shareholders vote “FOR” the election of each of our nominees listed below.

BOARD DIRECTORS AND NOMINEES

	Age at Record Date	Primary Occupation	Director Since	Committee Memberships
Name				AC	FC	NC	CC
John Ballantine	74	Former EVP and Chief Risk Management Officer, First Chicago NBD Corporation	2004
Rodney Brown	64	Founding partner, Cascadia Law Group PLLC	2007
Jack Davis, Chair	73	Former CEO, Arizona Public Service Company	2012
Kirby Dyess	73	Founder, Austin Capital Management and former Corporate VP, Intel	2009				C
Mark Ganz	59	President and CEO, Cambia Health Solutions, Inc.	2006
Marie Oh Huber	58	SVP, General Counsel, Corporate Secretary, eBay Inc.	2019
Kathryn Jackson	62	Former Chief Technology Officer and SVP, RTI International Metals, Inc.	2014
Michael Millegan	61	CEO, Millegan Advisory Group 3 and Former President, Verizon Global Wholesale Group	2019
Neil Nelson	61	President, Siltronic Corporation	2006	C
Lee Pelton	69	President, Emerson College	2006			C
Maria Pope	55	President and CEO, Portland General Electric Company	2018
Charles Shivery	74	Former Chairman, President and CEO, Northeast Utilities	2014		C

AC = Audit Committee | FC = Finance Committee | NC = Nominating and Corporate Governance Committee | CC = Compensation and Human Resources Committee | C = Chair

EXECUTIVE COMPENSATION HIGHLIGHTS

Our Compensation and Human Resources Committee oversees the design of our executive compensation program, the goal of which is to attract and retain highly qualified executives and to provide them with incentives to advance the interests of our stakeholders. Below are some of the highlights of our executive compensation policies and practices.

OUR COMPENSATION BEST PRACTICES

What we do	What we don’t do

Performance-based compensation aligned with strategy	No guaranteed tax gross-ups

Appropriate compensation peer group	No hedging or pledging Company stock

Annual compensation program risk analysis	No long-term employment contracts

Independent compensation consultant	No dividends on unvested equity

Meaningful stock ownership guidelines	No single-trigger change in control payouts

Robust incentive compensation clawback policy	No excessive dilution

PAY FOR PERFORMANCE

The structure of our annual target direct compensation for our executives reflects our commitment to align pay with performance and the long-term interests of our stakeholders.

Target Direct Compensation—CEO

Target Direct Compensation—Average of Other Named Executive Officers*

*Amounts do not include one-time awards of compensation in connection with Mr. McFarland’s commencement of employment.

INCENTIVE AWARD PROGRAM ENHANCEMENTS

In 2019 we made significant enhancements to our Annual Cash Incentive (ACI) Award Program and our equity-based Long-Term Incentive (LTI) Award Program to strengthen their alignment with our strategic priorities.

ACI Award Program—New Performance Metrics Tied to Strategic Imperatives Under our 2019 ACI Program, we tied 20% of our executives’ awards to three of our key Strategic Imperatives:

Customer Retention and Growth: retaining our existing customers, adding new customers, and expanding the use of electricity

Integrated Grid Initiative: building an integrated platform to ensure reliability and enable grid visibility, connectivity, and interoperability

Environmental Leadership: expanding our renewable energy offerings and reducing our carbon footprint

LTI Award Program—New Metric Tied to Decarbonization Strategy

For our 2019 LTI Award Program, we introduced a new performance metric specifically tied to our decarbonization strategy. Our Energy Supply Decarbonization metric focuses on achieving carbon reductions in our energy supply portfolio over a three-year period. Meeting this goal should put us on track to achieve our share of the total greenhouse gas emission reduction targets set by the state of Oregon. See page 39 in the Compensation Discussion Analysis section of this Proxy Statement for details.

2019 INCENTIVE AWARD METRICS AT A GLANCE

We have adopted a balanced incentive award program for our named executive officers, which is designed to incentivize the achievement of our short-term and longer-term financial, operating, and strategic goals.

2019 ACI PROGRAM		2019 LTI PROGRAM
Metric	Metric Weight*	Metric	Metric Weight	% of Target Shares

Financial Performance (EPS)	50%	ROE as % of Allowed ROE	33%	0 to 167%

Operating Performance	30%	EPS Growth	33%	0 to 167%

Customer Satisfaction		Carbon Potential Reduction	33%	0 to 167%

Electric Service Power Quality		Subtotal		0 to 167%

Generation Plant Availability		Relative TSR	Multiply Subtotal by	80 to 120%

Strategic Imperatives	20%

Retain and Grow Customers

Integrated Grid Initiative

Environmental Leadership

Sustainability, Environment & Social

At Portland General Electric, we are executing our strategy to achieve a clean and reliable energy future. We are taking a holistic approach that balances our commitment to reduce greenhouse gas emissions with core values that define our culture, and high standards of corporate governance to achieve our mission and create value for shareholders, customers and other stakeholders. The benefits of a future powered by clean electricity are real. Our actions in 2019 support our long-term goals, and include:

ADVANCING A SUSTAINABLE ENVIRONMENT

Increasing reliance on clean technologies
•	Executed contracts for the Wheatridge Renewable Energy Facility, which will combine 300 megawatts of wind generation, 50 megawatts of solar generation, and 30 megawatts of battery storage. PGE will own 100 megawatts of the wind project.
•	Filed our 2019 Integrated Resource Plan to add 150 average megawatts of renewable resources; pursue a similar amount of energy efficiency; strengthen partnerships with customers to balance the grid through flexible load programs; and pursue new clean technologies, like energy storage, to support grid reliability

Accelerating transportation electrification
•	Partnered with the state’s largest transit provider to create an electric bus system, including charging infrastructure, an all-electric bus line and a 20-year fuel plan
•	Completed our fleet decarbonization study and plan to electrify almost 1,100 vehicles, while sharing our learnings with customers
•	Expanded our charging infrastructure network of Electric Avenues to seven in our service area
•	Launched a new electric bus program to help school districts in Oregon electrify their buses

Enhancing system-wide resilience
•	Broke ground on the construction of our $200 million Integrated Operations Center with enhanced technology and resilience against seismic, cyber, and physical security risks, to centralize key operations and functions
•	Launched a new microgrid composed of solar, battery storage and backup generation connected to our grid at the Beaverton Public Safety Center, supported by PGE funding of more than $1.5 million
•	Achieved 99.98% system reliability and 92% generation plant availability

CARING FOR OUR COMMUNITIES

•	Donated $4.7 million to support local schools and nonprofits, together with PGE employees, retirees and the PGE Foundation
•	Facilitated 60 scholarships and 55 summer internships for Oregon students
•	Volunteered 32,900 hours, by PGE, employees and retirees
•	Educated 71,779 students about electric safety and energy in classrooms and safety fairs

6

Corporate Governance

ROLE OF THE BOARD OF DIRECTORS

Our Board of Directors is elected by our shareholders to oversee management in its operation of the Company. In exercising its fiduciary duties, the Board’s goal is to build long-term value for our shareholders and ensure the vitality of the Company for our customers, employees, and the other individuals, organizations and communities who depend on us.

Key responsibilities of our Board of Directors include:

•	Establishing a corporate governance framework;

•	Overseeing and advising management on Company strategy;

•	Overseeing the Company’s risk management programs;

•	Overseeing the Company’s human capital management and corporate culture; and

•	Conducting Board and executive succession planning.

In the pages that follow we provide information about how our Board fulfills these responsibilities, as well as other important policies and practices of our Board.

CORPORATE GOVERNANCE FRAMEWORK

We are committed to maintaining sound corporate governance policies and practices that promote the long-term interests of our stakeholders. Our Nominating and Corporate Governance Committee regularly reviews our key corporate governance policies to ensure that they reflect evolving best practices and comply with legal and regulatory requirements. The committee refers suggestions for how to improve our governance policies to the full Board for approval.

Highlights of our corporate governance program include:

Strong independent oversight of management

•	Independent Board Chair

•	Fully independent membership on all standing Board committees

•	All directors independent other than CEO

•	Executive sessions of non-management directors at all regularly scheduled Board meetings

Leadership accountability

•	Annual election of directors by majority vote of the shareholders

•	Shareholder right to act by written consent

•	No “poison pill” anti-takeover defenses

•	No supermajority voting requirements

•	Robust Board and executive stock ownership guidelines (see pages 15 and 47 for details)

Focus on leadership refreshment and quality

•	Active Board refreshment program (2 new directors in 2019)

•	Annual Board review of succession planning and talent development for senior leadership

•	Regular Board training focused on significant business risks and opportunities

•	Annual anonymous Board and committee self-evaluations

Engaged Board oversight of strategy and risk management

•	Annual offsite Board strategy session

•	Quarterly updates to Audit Committee on enterprise risk management program

•	Annual independent compensation program risk analysis

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FIND OUR CORPORATE GOVERNANCE GUIDELINES AND OTHER GOVERNANCE DOCUMENTS ONLINE

The Board has adopted Corporate Governance Guidelines, which, together with our articles of incorporation and bylaws, establish the governance framework for the management of the Company. Our Corporate Governance Guidelines address, among other matters, the role of our Board, Board membership criteria, director retirement policies, director independence criteria, director and officer stock ownership requirements, Board committees, and leadership development. Our Corporate Governance Guidelines, Board committee charters, and certain other corporate governance policies are available on our website at https://investors.portlandgeneral.com/corporate-governance. These documents are also available in print to shareholders, without charge, upon request to Portland General Electric Company at its offices at 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204, Attention: Corporate Secretary.

LEADERSHIP STRUCTURE

Our Board believes that the Company is best served by maintaining the flexibility to determine its leadership structure based on the evolving needs of the Company. Our Corporate Governance Guidelines call for the appointment of a Board Chair, but permit the Board to appoint any director to serve in this role. The duties of our Board Chair include:

•	Presiding over and managing meetings of the Board;

•	Approving agendas and materials for Board meetings;

•	Serving as the primary liaison between management and the other non-management directors;

•	Advising senior management on strategy and significant matters as appropriate; and

•	Representing the Board at the Company’s Annual Meeting of Shareholders.

We currently separate the roles of CEO and Board Chair. Jack Davis, our current Board Chair, is independent as defined in the NYSE listing standards and our own Director Independence Standards, which are contained in our Corporate Governance Guidelines. We believe our current leadership structure promotes strong independent Board oversight and management accountability and allows our CEO to focus her time and efforts on establishing our strategic direction and managing the affairs of the Company.

Our Board periodically reviews our leadership structure to determine whether it continues to serve the interests of the Company. Our Corporate Governance Guidelines require the independent directors to appoint a Lead Independent Director if the Board Chair is not independent. The Lead Independent Director’s duties would include coordinating the activities of the independent directors, coordinating the agenda for and moderating sessions of the non-management directors, and facilitating communications among the other members of the Board.

BOARD OVERSIGHT OF STRATEGY

The Board takes an active role in assisting management with the development of the Company’s long-term business strategy. In recent years, our Board has conducted annual offsite Board sessions focused on our strategy. During these sessions, the Board and management discuss the competitive landscape in our industry, emerging technologies, significant business risks and opportunities, and strategic priorities of the Company. These sessions have generally included training provided by outside experts and business leaders on matters of strategic significance to the Company.

Throughout the year, our management team regularly reports to the Board on the execution of our long-term strategic plans, the status of important projects and initiatives, and the key opportunities and risks facing the Company. For more information on our long-term strategy, see page 2 of this Proxy Statement and our 2019 Annual Report.

BOARD OVERSIGHT OF RISK MANAGEMENT

Identifying and managing material risks facing the Company is a core responsibility of our Board, the committees of the Board, and our senior management.

The Board of Directors is responsible for assessing whether management has put in place effective systems to identify, evaluate, and manage the material risks facing the Company. The Board satisfies its oversight function through reporting from management on areas of material risk, including strategic, operational, cybersecurity, environmental, financial, legal, and regulatory risks. In addition, management reports each quarter to the Audit Committee on activities and findings of the Company’s risk management program.

8

CORPORATE GOVERNANCE

While the full Board of Directors has ultimate responsibility for oversight of risk management, particularly with regard to strategic risks, each of the standing committees of the Board has been assigned a role in assisting the Board with its oversight responsibilities. Key risk areas overseen by the Board’s committees are shown below:

Committee	Key Areas of Responsibility
Audit

•   Activities of Executive Risk Committee (described below)

•   Systems for risk identification and assessment

•   Financial reporting and internal controls

•   Compliance and litigation (including environmental)

•   Cybersecurity and information technology

Compensation and Human Resources	• Compensation plans and programs • Talent acquisition, management, and retention • Succession planning for senior leaders (other than the CEO)
Finance	• Financial risks, including operations, energy trading, capital projects, cash flow, capital markets and insurance
Nominating and Corporate Governance	• Board organization, membership and structure • CEO succession planning • Corporate governance

Management is responsible for day-to-day identification and management of risk. To ensure consistency and comprehensiveness in its approach, the Company has established an Executive Risk Committee to oversee the Company’s risk management programs. One key function of the Executive Risk Committee is to sponsor an annual enterprise-wide risk assessment, the results of which are used to inform the Company’s goals and priorities for the next year. The Company has also established standing executive committees with responsibility for managing risks over defined areas and reporting as appropriate to the Executive Risk Committee or the Audit Committee. These include our Integrated Security, Operations, People, Strategy, and Customer Executive Committees.

BOARD SUCCESSION PLANNING AND RECRUITMENT

Identifying and recommending individuals for appointment or election to our Board is a core responsibility of the Nominating and Corporate Governance Committee (Governance Committee). The committee carries out this responsibility through a year-round process described below:

1		2		3		4
Evaluation of Board Composition The Governance Committee evaluates the Board’s membership needs based on a variety of factors.	ð	Candidate Recruitment If the committee determines that there is a need for new candidates, individuals are identified through a variety of methods, including shareholder recommendations.	ð

Candidate Evaluation

Candidates are evaluated on whether they exhibit certain core attributes that our Governance Committee looks for in all candidates, as well as particular needs of the Board at the time.

					ð	Recommendation to Board The Governance Committee recommends selected candidates to the full Board for nomination or appointment to the Board.

Evaluation of Board Composition. Each year the Governance Committee evaluates the size and composition of the Board to assess whether they are appropriate in light of the Company’s evolving needs. In making this evaluation, the committee considers the Company’s strategic direction, current director qualifications, the results of Board and committee self-assessments, and legal and

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regulatory requirements. The committee also considers whether there may be a need to fill a future Board vacancy in light of our director tenure policy or anticipated dates of retirement. Generally, under our director tenure policy, which is contained in our Corporate Governance Guidelines, candidates elected to the Board before July 25, 2018 will not be nominated for election after age 75, and candidates elected after July 25, 2018 will not be nominated to serve on the Board for more than 12 years.

If the Governance Committee identifies a need to fill a future Board vacancy or add to the mix of skills and qualifications represented on the Board, the committee oversees the director recruitment process described below.

Candidate Recruitment. The Governance Committee identifies new Board candidates through a variety of methods, including the use of third-party search firms, suggestions from current directors, shareholders, or employees, and self-nominations. Our most recently appointed director, Marie Oh Huber, was recommended by a third-party search firm.

Director candidates identified by shareholders are evaluated by the same criteria applied to other director nominees, which are described below. To have a candidate considered by the Governance Committee, a shareholder should submit the recommendation in writing and include the following information:

•	The shareholder’s name and evidence of ownership of the Company’s common stock, including the number of shares owned and the length of time of ownership; and

•	The candidate’s name, resume, or listing of qualifications to be a director and consent to be named as a director nominee if selected by the Governance Committee and nominated by the Board.

The recommendation and information described above should be sent to the Chair of the Governance Committee, in care of our Corporate Secretary, at Portland General Electric Company, 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204.

Candidate Evaluation. In evaluating director candidates, the Governance Committee seeks to identify individuals who, at a minimum, have the following characteristics:

•	A reputation for honesty, ethical conduct and sound business judgment;

•	Demonstration of significant accomplishment in a candidate’s field;

•	Experience and skills in the utility industry or other areas important to the strategic direction and operation of the Company;

•	Availability and willingness to be diligent in fulfilling the responsibilities of Board membership; and

•	Freedom from potential conflicts of interest.

In addition to evaluating a candidate’s individual qualifications, the Board and the Governance Committee consider how a candidate would contribute to the overall mix of experience, qualifications, skills and other attributes represented on our Board. While the Company has not adopted a formal diversity policy, we believe it is important that the Board exhibit diversity across a variety of parameters, including age, gender, and race.

Recommendation to the Board of Directors. Each year in advance of our Annual Meeting of Shareholders, the Governance Committee recommends a group of nominees to be presented to the shareholders for election to the Board. As appropriate, the committee also recommends candidates for appointment to the Board between annual meetings. Directors who are appointed by the Board between annual meetings stand for election at the next Annual Meeting of Shareholders.

For our 2020 Annual Meeting of Shareholders, the Board selected our 12 director nominees based on their demonstration of the core attributes described above, and the belief that each can make substantial contributions to our Board and Company. See pages 20 to 25 for more information about the backgrounds and qualifications of our nominees.

SENIOR MANAGEMENT SUCCESSION PLANNING

Our Board oversees senior management succession planning and talent development with the assistance of the Governance Committee and the Compensation Committee in an effort to maximize the pool of internal candidates who can assume executive officer positions without undue disruption of the business. In recent years, the full Board has conducted reviews of succession plans for senior management, including a review of the qualifications and development plans of potential internal candidates. Directors also regularly have an opportunity to meet and engage with potential internal senior management successors at Board and committee meetings. In addition, the Compensation Committee regularly conducts more in-depth reviews of development plans for promising management talent.

10

CORPORATE GOVERNANCE

BOARD OVERSIGHT OF HUMAN CAPITAL MANAGEMENT AND CULTURE

Our Board understands that our people and our culture are critical to our continued success. We seek to attract and retain a talented, motivated, and diverse workforce and to maintain a culture that reflects our core values, our drive for performance, and our commitment to acting with the highest levels of honesty, integrity, and compliance.

Our Values

HUMAN CAPITAL MANAGEMENT

Primary responsibility for overseeing the Company’s human capital management programs lies with our Compensation Committee. In addition to providing input on leadership succession planning and talent development, the Compensation Committee regularly engages with management on a broad range of human capital management topics, including health and safety, diversity and inclusion, pay equity, strategic workforce planning, employee engagement, and performance management.

ETHICS AND COMPLIANCE

To establish the foundation of our ethics and compliance culture, the Board has adopted a Code of Business Ethics and Conduct, which all directors, officers, and employees are expected to adhere to and affirm biannually. The code covers all areas of workplace conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information, and legal and regulatory compliance. In addition, our CEO, CFO, and Controller must abide by the Code of Ethics for Chief Executive and Senior Financial Officers. Employees are expected to report any violation of our ethics codes and may do so using a variety of methods, including an anonymous third-party hotline. The Audit Committee has also adopted procedures for receiving and addressing complaints regarding accounting, internal accounting controls, or auditing matters. The committee receives quarterly reports from our Ethics and Compliance department on key compliance metrics and employee conduct matters.

CHAMPION relentless safety
SERVE customers boldly
EMBRACE diversity & inclusion
LISTEN & lead the way
BE a great neighbor
ACT with integrity & live by our Guiding Behaviors BE accountable EARN trust DIGNIFY others TEAMWORK POSITIVE attitude MAKE the right thing happen

FIND OUR ETHICS CODES ONLINE

The texts of the Code of Business Ethics and Conduct and the Code of Ethics for Chief Executive and Senior Financial Officers are available on our website at https://investors.portlandgeneral.com/corporate-governance or in print to shareholders, without charge, upon request to Portland General Electric Company, 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204, Attention: Corporate Secretary. Any amendments to either of these codes, and any waiver of the Code of Ethics for Chief Executive and Senior Financial Officers, and of certain provisions of the Code of Business Ethics and Conduct for directors, executive officers or our Controller, will be disclosed to our shareholders to the extent required by law.

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BOARD COMMITTEES

Each year our Governance Committee reviews the composition and mandates of our standing committees to ensure that they continue to support the effective execution of the Board’s responsibilities. The Board approves committee and chair assignments at least annually.

The Board has established four standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation and Human Resources Committee, and the Finance Committee. Each standing committee has a Board-approved charter, which is reviewed annually by the respective committee and by our Governance Committee. The Board may also establish temporary committees as needed to address specific issues that arise from time to time.

Each Board committee may retain and compensate consultants or other advisors as necessary for it to carry out its duties. To the extent permitted by law and the NYSE listing standards, Board committees may form subcommittees and delegate authority to the subcommittees, or to a committee chair individually.

All of the current members of the Board’s standing committees have been determined by the Board to be independent for purposes of the NYSE corporate governance listing standards and our Director Independence Standards. Directors who serve on the Audit Committee and the Compensation and Human Resources Committee meet additional, heightened independence and qualification criteria applicable to directors serving on these committees under NYSE listing standards.

Below are brief descriptions of each standing Board committee. For more detailed descriptions, please refer to the committee charters available on our website at https://investors.portlandgeneral.com/corporate-governance.

AUDIT COMMITTEE

  Chair

  Neil Nelson

  Other Members

  Mark Ganz

  Michael Millegan

  Lee Pelton

  Charles Shivery

  Meetings in 2019: 4

  Independence/Qualifications:

•  All members are independent within the meaning of the NYSE listing standards and the Company’s Director Independence Standards.

•  All members are “financially literate” within the meaning of the NYSE listing standards.

•  Messrs. Ganz, Nelson and Shivery are “audit committee financial experts” within the meaning of applicable SEC rules.

Key Responsibilities
• Assists the Board in its oversight of our financial statements, independent auditors’ qualifications, independence and performance, and internal controls over financial reporting
• Appoints and oversees the work of our registered public accounting firm
• Reviews the annual audited financial statements and quarterly financial information with management and the independent registered public accounting firm
• Pre-approves all audit, audit-related, tax and other services, if any, provided by the registered public accounting firm
• Appoints and oversees the work of the Company’s Director of Internal Audit Services and approves the Company’s annual internal audit plan and budget
• Approves the Audit Committee Report for inclusion in the Company’s proxy statement
• Oversees the development and implementation of the Company’s ethics and compliance program
• Assists the Board with the oversight of the Company’s risk management program

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CORPORATE GOVERNANCE

COMPENSATION AND HUMAN RESOURCES COMMITTEE

  Chair:

  Kirby Dyess

  Other Members:

  John Ballantine

  Rodney Brown

  Mark Ganz

  Marie Oh Huber

  Kathryn Jackson

  Meetings in 2019: 5

  Independence/Qualifications:

•  All members are independent within the meaning of the NYSE listing standards and the Company’s Director Independence Standards.

Key Responsibilities
• Evaluates the performance of the CEO and makes a recommendation regarding her compensation to the independent directors
• Approves the compensation of the executive officers other than the CEO
• Reviews the Company’s non-management director compensation program and recommends appropriate levels of compensation for non-management directors to the Board
• Advises on human capital management matters, including talent management and diversity and inclusion initiatives
• Reviews succession plans for executive officers other than the CEO, either as a committee or together with the full Board
• Reviews the Compensation Discussion and Analysis contained in the Company’s proxy statement and approves the Compensation and Human Resources Committee Report for inclusion in the proxy statement
• Together with the other independent directors, oversees the Company’s incentive compensation clawback policy and recovery of performance-based compensation awards
• Reviews and approves severance or termination payment arrangements for executive officers

No Compensation Committee Interlocks

The individuals who served on the Compensation Committee during 2019 were John Ballantine, Rodney Brown, Kirby Dyess, Mark Ganz, Marie Oh Huber, Kathryn Jackson, and Neil Nelson. All members of the committee during 2019 were independent directors and no member was an employee or former employee of the Company or any of its subsidiaries. During 2019, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee or Board, or had any relationship with the Company requiring disclosure under SEC regulations.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

  Chair:

  Lee Pelton

  Other Members:

  Jack Davis

  Kirby Dyess

  Neil Nelson

  Meetings in 2019: 2

  Independence/Qualifications:

•  All members are independent within the meaning of the NYSE listing standards and the Company’s Director Independence Standards.

Key Responsibilities
• Reviews the size of the Board and recommends to the Board any appropriate changes
• Identifies and recommends to the Board individuals qualified to serve as directors and on committees of the Board
• Takes a leadership role in shaping our corporate governance, including the policies and practices described in our Corporate Governance Guidelines
• Reviews succession plans for the CEO, either as a committee or together with the full Board
• Oversees the self-assessment of the Board and its committees
• Reviews any Company transactions involving directors, nominees, executive officers and other “related persons” in accordance with the Company’s Related Person Transaction Policy

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FINANCE COMMITTEE

  Chair:

  Charles Shivery

  Other Members:

  John Ballantine

  Rodney Brown

  Marie Oh Huber

  Kathryn Jackson

  Michael Millegan

  Meetings in 2019: 4

  Independence/Qualifications:

•  All members are independent within the meaning of the NYSE listing standards and the Company’s Director Independence Standards.

Key Responsibilities
• Reviews and recommends to the Board annual financing plans and capital and operating budgets
• Reviews and approves or recommends to the Board certain costs for projects, initiatives, transactions and other activities within the ordinary business of the Company
• Reviews our capital and debt structure, approves or recommends to the Board the issuance of debt, and recommends to the Board the issuance of equity
• Reviews and recommends to the Board dividends, dividend payout goals and objectives
• Reviews earnings forecasts
• Assists the Board in overseeing the management of risks associated with the Company’s power operations, capital projects, finance activities, credit and liquidity
• Reviews and recommends to the Board investment policies and guidelines
• Oversees the management of benefit plan assets

OTHER GOVERNANCE POLICIES AND PRACTICES

STAKEHOLDER ENGAGEMENT

Executive management and members of our Investor Relations team engage regularly with our shareholders to seek their input on a variety of matters, including our strategy and value proposition, financial and operating performance, corporate governance, executive compensation, environmental sustainability and social policies and practices, and management’s perspective on regulatory and legislative developments. We also communicate with shareholders through a number of routine forums, including quarterly earnings presentations, SEC filings, our Annual Report, the Annual Meeting of Shareholders, and conferences. In addition, our management regularly engages with our other stakeholders, including representatives of local communities and organizations, political bodies, and our regulators. We relay feedback we obtain through these conversations to our Board and its committees and work to ensure that we adequately address the concerns of our stakeholders.

BOARD AND COMMITTEE SELF-ASSESSMENTS

Each year the Board conducts a self-assessment of its performance and effectiveness as well as that of its committees. The Chair of the Governance Committee leads the Board’s assessment process, which requires each director to complete a written evaluation of the performance of both the Board as a whole and, to the extent applicable, the committees on which the director serves. These evaluations are anonymous, except to the extent a director elects otherwise. In addition, at least every two years, the Governance Committee Chair conducts confidential interviews with each of the Board members to solicit additional feedback on Board and committee performance. The results of our directors’ feedback are summarized and provided to all of the Board members and the Chair of the Governance Committee leads a discussion regarding the results with the Governance Committee as well as the full Board.

BOARD MEETINGS

Directors are expected to attend all Board meetings and meetings of committees on which they serve, as well as the Company’s Annual Meeting of Shareholders. While the Board understands that circumstances may arise from time to time that prevent a director from attending a meeting, directors are expected to make these meetings a priority. During 2019, each director attended at least 75% of the meetings of the Board and meetings held by all committees on which the director served, and the directors collectively attended 99% of all Board and Board committee meetings. All of the directors also attended the Company’s 2019 Annual Meeting of Shareholders, with the exception of Dr. Pelton, who was unable to attend due to urgent and unexpected circumstances. There were five meetings of the Board of Directors in 2019.

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CORPORATE GOVERNANCE

Under our Corporate Governance Guidelines, the non-management directors must meet in executive session without management at least quarterly. The Chair of the Board presides over executive sessions of the non-management directors. In the event that the non-management directors include directors who are not independent under the NYSE listing standards, our Corporate Governance Guidelines require the independent directors to meet separately in executive session at least once a year. There were four executive sessions of the non-management directors in 2019. Throughout 2019, all of our non-management directors were independent under the NYSE listing standards and our Director Independence Standards. Accordingly, the four meetings of our non-management directors in 2019 also constituted meetings of our independent directors.

DETERMINATION OF DIRECTOR INDEPENDENCE

The NYSE corporate governance listing standards require a majority of our directors and each member of our Audit Committee, Compensation Committee, and Governance Committee to be independent. Our Corporate Governance Guidelines also require a majority of our directors to be independent. For a director to be considered independent under the NYSE listing standards, the Board must affirmatively determine that the director does not have any direct or indirect material relationship with the Company, including any of the relationships specifically proscribed by the NYSE independence standards.

To assist the Company in determining the independence of Board members and candidates, the Board has adopted Director Independence Standards, which identify types of relationships that could exist between the Company and a director that would prevent the director from being independent. Our Director Independence Standards are contained in our Corporate Governance Guidelines, published on our website at https://investors.portlandgeneral.com/corporate-governance. Our Board considers a director or director nominee independent if he or she meets the criteria for independence in both the NYSE listing standards and our Director Independence Standards. The Board considers all relevant facts and circumstances in making its independence determinations.

During its annual review of director independence in February of 2020, the Board considered whether there were any transactions or relationships between the Company and any director or any member of his or her immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder). As part of its review of director independence, the Board considered Mark Ganz’s position as President and CEO and a director of Cambia Health Solutions, Inc. (Cambia) and Cambia’s business relationship with the Company during the last three fiscal years. PGE and Local Union No. 125 of the International Brotherhood of Electrical Workers have established a trust that is partly funded by PGE to provide health and welfare benefits to employees and retirees who are covered by one of the collective bargaining agreements between PGE and the union. By action of the Board of Trustees that administers the trust, the trust engaged Regence BlueCross BlueShield of Oregon, a subsidiary of Cambia, to provide health products and services. The Board also considered whether there were charitable contributions to not-for-profit organizations for which a director or an immediate family member of a director serves as a board member or executive officer. In addition, the board considered that in the ordinary course of our business we provide electricity to some directors and entities with which they are affiliated on the same terms and conditions as provided to other customers of the Company.

As a result of this review, the Board affirmatively determined that the following directors nominated for election at the 2020 Annual Meeting of Shareholders are independent under the NYSE listing standards and our Director Independence Standards: John Ballantine, Rodney Brown, Jack Davis, Kirby Dyess, Mark Ganz, Marie Oh Huber, Kathryn Jackson, Michael Millegan, Neil Nelson, Lee Pelton and Charles Shivery. The Board determined that Maria Pope is not independent in light of her service as the Company’s President and CEO.

STOCK OWNERSHIP GUIDELINES FOR DIRECTORS

Our Corporate Governance Guidelines require each non-employee director to own shares of PGE common stock with a value equal to at least five times the value of the annual base cash retainer fee for non-employee directors. Non-employee directors must meet this requirement within five years following the first meeting at which they are elected. All of our directors either meet the stock ownership requirement or are on track to do so by the applicable target date. Our stock ownership policy for executive officers is described on page 47 of this Proxy Statement.

DIRECTOR RESIGNATION POLICY

The Company has adopted a director resignation policy, which is contained in our Corporate Governance Guidelines. Under the policy, any director nominee who fails to receive a majority vote in an uncontested election is expected to tender a resignation within five days following the certification of election results. The Governance Committee will consider the offer of resignation and, within 45 days following the date of the election of directors, recommend to the Board whether to accept or reject the offer of resignation. The

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committee will base its decision on factors the committee deems relevant, including the stated reason or reasons why shareholders voted against the director’s reelection and whether the director’s resignation from the Board would be in the best interests of the Company and its shareholders. The Board will act on the committee’s recommendation within 90 days after the date of the shareholders’ meeting at which the election of directors occurred. A director who is required to tender a resignation may not participate in the deliberations or decision regarding the offer of resignation. Within four business days after the Board’s decision with respect to an offer of resignation, the Company will publicly disclose the Board’s decision and, if applicable, reasons for rejecting the offer of resignation, in a Form 8-K filed with the SEC.

TRANSACTIONS WITH RELATED PERSONS

Our Board recognizes that transactions between the Company and certain individuals and entities, including the Company’s directors and officers, may raise questions as to whether those transactions are consistent with the best interests of the Company and its shareholders. Accordingly, the Board has adopted a written Related Person Transactions Policy, which addresses the Company’s policies regarding the review, approval, or ratification of certain transactions between the Company and certain “related persons,” including our directors, executive officers, director nominees, and owners of more than 5% of any class of our voting securities. Under the policy, transactions between the Company and a related person involving more than $120,000 in which the related person has a direct or indirect material interest are not permitted unless the Governance Committee determines that the transaction is not inconsistent with the best interests of the Company and its shareholders. Before entering into such a transaction with the Company, the related person or the business unit leader responsible for the potential transaction is required to provide notice to the General Counsel of the facts and circumstances of the proposed transaction. Certain types of transactions—including executive and director compensation that is required to be disclosed under SEC disclosure rules and the provision of tariff-based utility service—are exempt from the policy.

Our Related Person Transactions Policy supplements and does not supersede other policies that apply to transactions with related persons, such as our Code of Business Ethics and Conduct. Under our Code of Business Ethics and Conduct, our directors, officers, and employees must report any violation of the code or any situation or matters that may be considered to be unethical or a conflict of interest. Any potential conflict of interest under the code involving a director, an executive officer, or our Controller is reviewed by the Audit Committee. Only the Audit Committee may waive such a conflict, which will be promptly disclosed to our shareholders as required by law.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board and the Audit Committee have approved a process for handling communications to the Board and its committees. Shareholders and other interested parties may submit written communications to the Board (including the Chair), a Board committee, or the non-management directors as a group. Communications may include the reporting of concerns related to governance, corporate conduct, business ethics, financial practices, legal issues and accounting or audit matters. Communications should be in writing and addressed to the Board, or any individual director or group or committee of directors by either name or title, and should be sent in care of:

Portland General Electric Company

Attention: Corporate Secretary

121 SW Salmon Street, 1WTC1301

Portland, Oregon 97204

All appropriate communications received from shareholders and other interested parties will be forwarded to the Board, or the specified director, board committee or group of directors, as appropriate.

A full description of our process for handling communications with the Board is published on our website at https://investors.portlandgeneral.com/corporate-governance and is available in print to shareholders, without charge, upon request to Portland General Electric Company at its principal executive offices at 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204, Attention: Corporate Secretary.

16

CORPORATE GOVERNANCE

DIRECTOR COMPENSATION

The compensation of our non-management directors is determined by the Board of Directors upon a recommendation from the Compensation and Human Resources Committee, which reviews our director compensation program annually, considering factors such as workload and market data. The Company does not pay its management directors for Board service in addition to their regular employee compensation.

The Company offers non-management directors both cash and equity compensation. Cash compensation is provided in the form of annual cash retainers for Board and committee service. Equity is provided in the form of an annual grant of restricted stock units with time-based vesting conditions (RSUs). The Company’s 2019 compensation arrangements, which have not been modified for 2020, are described below.

Annual Cash and Equity Compensation	Amount ($)
Annual Cash Retainer for Board Service	50,000
Annual Cash Retainer for Board Chair	100,000
Annual Cash Retainer for Audit Committee Chair	15,000
Annual Cash Retainer Fee for Other Standing Committee Chairs	12,500
Annual Cash Retainer for Committee Service (per committee)	18,000
Grant-Date Value of Annual RSU Award	110,000

CASH COMPENSATION

Directors’ cash retainers for Board and committee service are paid quarterly in arrears. We also reimburse certain expenses related to their Board service, including expenses related to attendance at Board and committee meetings.

RSU AWARDS

Under our current equity compensation arrangements, each non-management director receives an annual grant of a number of RSUs determined by dividing $110,000 by the closing price of the Company’s common stock on the grant date, rounding to the nearest whole share. These grants are typically made on or around the date of our Annual Meeting of Shareholders. Directors who join the Board during the year are awarded a pro rata portion of the annual award, based on the number of calendar quarters during which the director served on the Board that year.

Each RSU represents the right to receive one share of the Company’s common stock at a future date. Provided that the director continues to serve on the Board, all of the RSUs will vest on March 31 of the following year. If a director terminates his or her Board service before the normal vesting date for any reason other than for cause, a pro rata portion of the director’s RSUs will vest based on the percentage of the period from April 1, 2019 through March 31, 2020 that the director served on the Board. In addition, if the director experiences a termination effective upon consummation of a change in control of the Company, or experiences a termination following a change in control for any reason other than for cause or resignation, then any RSUs that have not previously vested will immediately vest in full.

Each non-management director is also granted one dividend equivalent right with respect to each RSU he or she is awarded. Each dividend equivalent right represents the right to receive an amount equal to the dividends that are paid on one share of common stock and that have a record date between the grant date and vesting date of the related RSU. The amount payable with respect to a dividend under a dividend equivalent right is paid in a number of shares of common stock determined by using the NYSE closing price of the Company’s common stock as of the payment date for such dividend (or in a case where the final vesting date of the related RSU falls between a dividend record date and the related payment date, the NYSE closing price of the Company’s common stock the last preceding trading day before the RSU vesting date). Dividend equivalent rights vest and become payable on the same terms as the related RSUs.

Awards of RSUs and dividend equivalent rights are made pursuant to the terms of the Portland General Electric Company Stock Incentive Plan and are subject to the terms and conditions of the plan and agreements between the Company and each director.

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DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS

Directors first appointed or elected to the Board before April 23, 2019 are eligible to participate in the Company’s 2006 Outside Directors’ Deferred Compensation Plan. The plan allows participants to defer the payment of Board retainers as well as any other form of cash compensation they may receive from the Company. Deferral elections must be made no later than December 15 of the taxable year preceding the year in which the compensation is earned. Deferrals accumulate in an account that earns interest at a rate that is one-half a percentage point higher than the Moody’s Average Corporate Bond rate. Directors may elect to receive payments under the plan in a lump sum or in monthly installments for a period of up to 180 months.

2019 DIRECTOR COMPENSATION TABLE

The table below shows the compensation earned by each individual who served as a director during the year ended December 31, 2019 (excluding Ms. Pope, whose compensation is described in the Summary Compensation Table and related tables and disclosure beginning on page 48).

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

John Ballantine	86,000	109,956	889	196,845

Rodney Brown	86,000	109,956	889	196,845

Jack Davis	161,750	109,956	889	272,595

David Dietzler(4)	43,000	—	889	43,889

Kirby Dyess	98,188	109,956	889	209,033

Mark Ganz	86,000	109,956	889	196,845

Marie Oh Huber	64,500	109,992	—	174,492

Kathryn Jackson	86,000	109,956	889	196,845

Michael Millegan(5)	86,000	134,939	198	221,137

Neil Nelson	101,000	109,956	889	211,845

Lee Pelton	97,250	109,956	889	208,095

Charles Shivery	97,250	109,956	889	208,095

(1)	Amounts in this column include all fees earned for Board and committee service, regardless of whether such amounts were deferred under the Company’s 2006 Outside Directors’ Deferred Compensation Plan.
(2)

Amounts in this column represent the aggregate grant date fair value of RSU awards made in 2019, computed in accordance with FASB ASC Topic 718, without taking into account estimated forfeitures, based on the NYSE closing price of our common stock on the grant date. As of December 31, 2019, each non-employee director other than Mr. Dietzler and Ms. Huber held 2,148 outstanding RSUs. Mr. Dietzler’s RSUs vested effective with his retirement from the Board on April 24, 2019. As of December 31, 2019, Ms. Huber held 2,082 outstanding RSUs.

(3)

This column represents amounts earned in respect of dividend equivalent rights under RSU awards that vested in 2019. The value of the dividend equivalent rights was not reflected in the Stock Awards column for the year in which the related RSUs were awarded. No amount is shown for Ms. Huber in this column as none of the RSUs or related dividend equivalent rights granted to her after she joined the Board in 2019 had vested as of December 31, 2019.

(4)	Mr. Dieztler served as a director until his retirement from the Board on April 24, 2019.
(5)

Mr. Millegan joined the Board on January 1, 2019. He received an award of RSUs with a grant date value of $24,983 with respect to his service during the first quarter of 2019, in addition to the annual grant of RSUs made to the non-management directors in April 2019 in respect of their service for the period from April 1, 2019 through March 31, 2020.

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Item 1: Election of Directors

Under our bylaws, the Board of Directors has authority to determine the number of directors and to fill vacancies on the Board. Our Board currently has 12 members and there are no current vacancies on the Board.

Directors are elected by a majority of the votes cast at the Annual Meeting of Shareholders. Election by a majority means that a director nominee is elected if the number of votes cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” that director nominee. A shareholder can vote to “ABSTAIN,” but that vote will not have any effect in determining the election results. In an uncontested election, a director who does not receive a majority of “FOR” votes cast must submit a letter of resignation to the Board. See page 15 for more information about our director independence policy.

On the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated all 12 of our current directors for election at our 2020 Annual Meeting of Shareholders. Ms. Huber was first appointed as a director by the Board effective May 24, 2019. All of our other directors were elected at our 2019 Annual Meeting of Shareholders. If elected, each of the 12 nominees would hold office until the next Annual Meeting of Shareholders and until his or her successor has been duly elected, or until his or her earlier death, resignation or retirement.

Each of the Board’s nominees has expressed a willingness to serve if elected. If a nominee becomes unwilling or unable to serve as a director, the Board may propose another person in place of that nominee, and the individuals designated as your proxies will vote to appoint that proposed person. Alternatively, the Board may decide to reduce the number of directors constituting the full Board.

In the following pages we provide biographical information about each of our nominees, which highlights the particular experience, qualifications, attributes and skills possessed by each director nominee that led the Board to determine that he or she should serve as a director. All director nominee biographical information is as of March 12, 2020.

We believe our slate of nominees brings to our Board a diverse range of skills, attributes and experience needed to provide effective oversight of the Company. As indicated in the following biographies, our nominees have held senior leadership roles at public companies or other large organizations and have extensive experience in a variety of fields, including utility operations and regulation, technology, health care, academia, finance and accounting, corporate governance, law, public policy, and consulting. All of our nominees have a reputation for integrity, honesty and adherence to high ethical standards.

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The Board of Directors unanimously recommends that you vote “FOR” each of the following nominees.

DIRECTOR NOMINEES

JOHN W. BALLANTINE AGE: 74 DIRECTOR SINCE: 2004 COMMITTEES: Compensation and Human Resources, Finance

BACKGROUND:

Mr. Ballantine has been an active, self-employed private investor since 1998, when he retired from First Chicago NBD Corporation, where he had most recently served as Executive Vice President and Chief Risk Management Officer. During his 28-year career with First Chicago, Mr. Ballantine was responsible for international banking operations, New York operations, Latin American banking, corporate planning, U.S. financial institutions business, and a variety of trust operations. Mr. Ballantine also currently serves as a director of DWS Funds, where he is Vice Chair of the Nominating and Governance Committee and a member of the Audit Committee. He is a past director of other public companies, including Healthways Inc., where he served as board chair from May 2011 to June 2014.

QUALIFICATIONS:

Mr. Ballantine’s qualifications to serve on our Board include his extensive experience in finance and risk management, his experience in various executive and leadership roles for First Chicago NBD Corporation, as well as his experience on the boards of other companies. Mr. Ballantine’s expertise in finance and risk management is of great value to the Board, given our significant capital programs and focus on enterprise risk management.

RODNEY L. BROWN, JR. AGE: 64 DIRECTOR SINCE: 2007 COMMITTEES: Compensation and Human Resources, Finance

BACKGROUND:

Mr. Brown is a founding partner of Cascadia Law Group PLLC, a Seattle, Washington law firm that specializes in environmental law in the Pacific Northwest. He is the principal author of Washington’s Superfund law, the Model Toxics Control Act, and has worked for years to reform and improve the environmental regulatory system. From 1992 to 1996, Mr. Brown was a Managing Partner at the Seattle office of Morrison & Foerster, LLP, a large international law firm. Mr. Brown serves on several non-profit boards, including the Bulitt Foundation and the Sightline Institute.

QUALIFICATIONS:

Mr. Brown’s qualifications to serve on our Board include his experience as an environmental lawyer, his extensive knowledge of environmental laws and regulations, his knowledge of government and public affairs, and his experience as a management consultant for organizations handling large infrastructure projects and projects with challenging environmental issues.

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ITEM 1: ELECTION OF DIRECTORS

JACK E. DAVIS AGE: 73 DIRECTOR SINCE: 2012 COMMITTEES: Nominating and Corporate Governance

BACKGROUND:

Mr. Davis served as Chief Executive Officer of Arizona Public Service Company (APS), Arizona’s largest electricity provider, from September 2002 until his retirement in March 2008, and as President of APS from October 1998 to October 2007. During his 35 years at APS, Mr. Davis held executive and management positions in various areas of the company, including commercial operations, generation and transmission, customer service, and power operations. Mr. Davis also served as President and Chief Operating Officer of Pinnacle West Capital Corporation (”Pinnacle West”), the parent company of APS, from September 2003 to March 2008. He served as a director of APS from October 1998 to May 2008, and a director of Pinnacle West from January 2001 to March 2008. Mr. Davis has also served on the boards of the Edison Electric Institute and the National Electric Reliability Council, and as Chair of the Western Systems Coordinating Council.

QUALIFICATIONS:

Mr. Davis’ qualifications to serve on our Board include his in-depth knowledge of the utility industry, including utility regulation, line and generation operations, and safety and environmental matters, his extensive leadership experience gained in senior executive positions at APS and Pinnacle West, and his knowledge and experience from serving on other public company boards.

KIRBY A. DYESS AGE: 73 DIRECTOR SINCE: 2009 COMMITTEES: Compensation and Human Resources (Chair), Nominating and Corporate Governance

BACKGROUND:

Ms. Dyess is a principal in Austin Capital Management LLC, where she evaluates, invests in, and assists early stage companies in the Pacific Northwest. Prior to forming Austin Capital Management LLC in 2003, Ms. Dyess spent 23 years in various executive and management positions at Intel Corporation, most recently serving as Corporate Vice President of Intel Corporation from 1993 to 2002. Her positions at Intel included Vice President and Director of Intel Capital Operations from June 2001 to December 2002, Vice President and Director of Strategic Acquisitions/New Business Development from November 1996 to June 2001, and Vice President and Director of Worldwide Human Resources from January 1993 to November 1996. She currently chairs the board of Prolifiq Software and recently chaired the Oregon Community Foundation board. She has previously served on the boards of directors of Itron, Inc., Compli, Menasha Corporation, Merix Corporation, and Viasystems Group, Inc. and has served on several statewide higher education boards.

QUALIFICATIONS:

Ms. Dyess’ qualifications to serve on our Board include the experience she acquired during her career at Intel Corporation and work with early stage companies in the areas of risk management, human resources, operations, government relations, mergers and acquisitions, sales and marketing, information technology, and the initiation of start-up businesses, and her extensive experience serving on boards of other companies.

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MARK B. GANZ AGE: 59 DIRECTOR SINCE: 2006 COMMITTEES: Audit, Compensation and Human Resources

BACKGROUND:

Mr. Ganz has served since 2003 as President and since 2004 as President and Chief Executive Officer of Cambia Health Solutions, Inc. (“Cambia”), a parent corporation of 22 companies offering products and services across the U.S. in the health care sector. Mr. Ganz has held various positions with Cambia, including chief legal officer, corporate secretary, and chief compliance officer. Mr. Ganz is a member of the boards of directors of Cambia; Echo Health Ventures, a joint venture between Cambia and BlueCross BlueShield of North Carolina; the Oregon Business Council; Greater Portland Inc, a regional economic development corporation; Blue Cross and Blue Shield Association; America’s Health Insurance Plans (where he previously served as board chair); the Western Conference of Prepaid Health Plans; and the University of Portland Board of Regents.

QUALIFICATIONS:

Mr. Ganz’s qualifications to serve on our Board include his experience overseeing multiple companies within a large diversified corporate group, his knowledge of health care as a regulated industry, his experience in various executive roles, his 29 years of experience in the practice of corporate and regulatory law, and his expertise in executive compensation and compensation structures, corporate governance, and ethics and compliance programs.

MARIE OH HUBER AGE: 58 DIRECTOR SINCE: 2019 COMMITTEES: Compensation and Human Resources, Finance

BACKGROUND:

Ms. Huber has over 25 years of experience as a business, legal and public policy leader in global, public Fortune 500 technology, internet, e-commerce and life sciences companies. She currently serves as Senior Vice President, General Counsel and Secretary for eBay Inc., where she oversees the company’s global legal, government relations and public policy departments. Prior to joining eBay, she served as Senior Vice President and General Counsel for Agilent Technologies, a solution provider for the life sciences, chemical analysis, and diagnostic and clinical markets. Ms. Huber also currently serves on the boards of James Campbell Company LLC and the Silicon Valley Community Foundation.

QUALIFICATIONS:

Ms. Huber’s qualifications to serve on our Board include her 25 years of strategic business and legal experience in global Fortune 500 companies. She has an extensive track record as a business leader and advising boards of directors and executive leadership on global strategy, M&A transactions, customer strategy, corporate governance, legal and compliance, intellectual property, and operational matters.

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ITEM 1: ELECTION OF DIRECTORS

KATHRYN J. JACKSON, PH.D. AGE: 62 DIRECTOR SINCE: 2014 COMMITTEES: Compensation and Human Resources, Finance

BACKGROUND:

Dr. Jackson has served since January 2016 as the Director of Energy and Technology Consulting at KeySource, Inc., where she provides consulting services to clients in business growth, technology development and energy services. Dr. Jackson previously served as Chief Technology Officer and Senior Vice President at RTI International Metals, Inc. from June 2014 to July 2015; as the Chief Technology Officer and Senior Vice President of Research & Technology at Westinghouse Electric Company, LLC from 2009 to 2014; and as the Vice President of Strategy, Research & Technology from 2008 to 2009. Prior to joining Westinghouse Electric Company, LLC, Dr. Jackson worked for 17 years at the Tennessee Valley Authority, where she held various executive positions. She is a current director of Cameco Corporation and EQT Corporation and has previously served as a director of Hydro One Inc., Rice Energy, Inc., and the Independent System Operator of New England. She also serves on advisory boards at Carnegie Mellon University and the University of Pittsburgh.

QUALIFICATIONS:

Dr. Jackson’s qualifications to serve on our board include her background in engineering, her experience in senior executive roles and as a member and chair of the board of the Independent System Operator of New England, and her knowledge and experience in the areas of technology, large capital projects, contracts and vendor negotiations, generation facilities and energy trading operations, research and development on utility assets and systems, and environmental health and safety.

MICHAEL H. MILLEGAN AGE: 61 DIRECTOR SINCE: 2019 COMMITTEES: Audit, Finance

BACKGROUND:

Mr. Millegan is the founder and Chief Executive Officer of Millegan Advisory Group-3, where he advises early-stage companies on strategy that drives technology innovation and shareholder value. Previously, he held a variety of executive leadership and management positions within Verizon, where he led large-scale and large-scope business units. As president of Verizon Global Wholesale Group, he was responsible for $11 billion in sales revenue, 13,000 employees and $1 billion in annual capital spending. He is a director of Wireless Technology Group and a strategic advisor and investor in Windpact, Inc. and Vettd, Inc.

QUALIFICATIONS:

Mr. Millegan’s qualifications to serve on our board include his experience overseeing significant business units within a large corporate group, his experience in various executive and management roles, and his background in operations in a regulated industry, global sales and marketing, digital media platforms, network infrastructure deployment, cloud computing, cybersecurity, and supply chain management and operations.

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2020

NEIL J. NELSON AGE: 61 DIRECTOR SINCE: 2006 COMMITTEES: Audit (Chair), Nominating and Corporate Governance

BACKGROUND:

Mr. Nelson has served as President of Siltronic Corporation, a global leader in the market for hyperpure silicon wafers and a partner to many top-tier chip manufacturers, since July 2003. He previously served as Vice President of Operations of Siltronic from 2000 to 2003. Mr. Nelson is a member of the board of directors of Siltronic Corporation. Mr. Nelson has also served as Chair and Vice Chair of Oregon Business and Industry (formerly Associated Oregon Industries).

QUALIFICATIONS:

Mr. Nelson’s qualifications to serve on our board include his experience in overseeing company-wide and divisional operations for Siltronic Corporation and divisional operations for Mitsubishi Silicon America, his experience in overseeing manufacturing operations at the department, division and company-wide levels, his experience in risk oversight and environmental issues, his experience overseeing safety systems and the financial reporting process for Siltronic Corporation, and his experience in developing and overseeing compensation programs.

M. LEE PELTON, PH.D. AGE: 69 DIRECTOR SINCE: 2006 COMMITTEES: Audit, Nominating and Corporate Governance (Chair)

BACKGROUND:

Dr. Pelton has served as President of Emerson College in Boston, Massachusetts since July 2011. Prior to joining Emerson College, Dr. Pelton served as President of Willamette University in Salem, Oregon from July 1999 to July 2011, and as Dean of Dartmouth College from 1991 until 1998. Prior to 1991, he held faculty and administrative posts at Colgate University and Harvard University. Dr. Pelton is a past director of PLATO Learning, Inc.

QUALIFICATIONS:

Dr. Pelton’s qualifications to serve on our board include his experience in leadership positions at several universities, his connections to the academic community, his knowledge in the area of university relations and collaborations, his experience serving on boards of other companies, and the unique perspective he brings to various issues considered by the board as a result of his academic background and accomplishments.

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ITEM 1: ELECTION OF DIRECTORS

MARIA M. POPE AGE: 55 DIRECTOR SINCE: 2018 COMMITTEES: None

BACKGROUND:

Ms. Pope is President and Chief Executive Officer of Portland General Electric Company. She was appointed President on October 1, 2017 and Chief Executive Officer on January 1, 2018. She previously served from March 2013 to October 2017 as Senior Vice President of Power Supply, Operations and Resource Strategy, overseeing PGE’s generation plants, energy supply portfolio, and long-term resource strategy. Ms. Pope joined PGE in 2009 as Senior Vice President of Finance, Chief Financial Officer and Treasurer. She served on PGE’s Board of Directors from 2006 to 2008. Prior to joining PGE, she served as Chief Financial Officer for Mentor Graphics Corporation and held senior operating and finance positions within the forest products and consumer products industries. She began her career in banking with Morgan Stanley. Ms. Pope also currently serves on the board of directors of Umpqua Holdings Corporation, and Pope Resources, LP, which announced its merger with Rayonier Inc. in January 2020. Ms. Pope is also a director of the Electric Power Research Institute, the Oregon Business Council, the Oregon Global Warming Commission, and the Federal Reserve of San Francisco, Portland, Oregon branch. She is a past director of TimberWest Forest Corp., Premera Blue Cross, the Oregon Health Science University governing board, the Oregon Symphony and the Council of Forest Industries.

QUALIFICATIONS:

Ms. Pope’s qualifications to serve on our board include her current role as President and Chief Executive Officer, her extensive knowledge of the company and the utility industry, her diverse leadership experience in business and financial roles, and her corporate and civic board experience.

CHARLES W. SHIVERY AGE: 74 DIRECTOR SINCE: 2014 COMMITTEES: Finance (Chair), Audit

BACKGROUND:

Mr. Shivery served as Chairman, President and Chief Executive Officer of Northeast Utilities, New England’s largest utility system, from March 2004 until his retirement in April 2012 following the completion of the merger between Northeast Utilities and NSTAR. Following his retirement, he served as chairman of the board of Northeast Utilities from April 2012 to October 2013, and as a member of the board from October 2013 to May 2014. From 2007 to 2012, Mr. Shivery also served as chairman of the boards of several wholly-owned subsidiaries of Northeast Utilities, including The Connecticut Light and Power Company, Public Service Company of New Hampshire, Western Massachusetts Electric Company, and Yankee Gas Services Company. Prior to joining Northeast Utilities in 2002, Mr. Shivery worked for 29 years at Constellation Energy Group, Inc. and its wholly-owned subsidiary, Baltimore Gas & Electric Company, where he served in various executive positions, including Co-President of Constellation Energy Group. From July 2009 to April 2018, Mr. Shivery served as a director of Webster Financial Corporation.

QUALIFICATIONS:

Mr. Shivery’s qualifications to serve on our board include his extensive knowledge of utility finance and operations, including safety and environmental programs, based on his nearly 40 years of experience in the utility industry, and his senior management level experience in capital, financial and credit markets throughout his career at Constellation Energy and Northeast Utilities.

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2020

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee has reviewed and discussed with management the following Compensation Discussion and Analysis and has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

MEMBERS OF THE COMPENSATION COMMITTEE

Kirby Dyess (Chair)

John Ballantine

Rodney Brown

Mark Ganz

Marie Oh Huber

Kathryn Jackson

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Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, we discuss our executive compensation program and summarize the principal elements of the compensation awarded to our executives for 2019. The discussion is focused on the compensation of the following “named executive officers” for 2019:

2019 Named Executive Officers
Maria Pope	President and Chief Executive Officer
James Lobdell	Senior Vice President, Finance, Chief Financial Officer and Treasurer
Lisa Kaner	Vice President, General Counsel and Corporate Compliance Officer
John McFarland	Vice President, Customer Solutions and Chief Customer Officer
John Kochavatr	Vice President, Information Technology and Chief Information Officer

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2020

EXECUTIVE SUMMARY

COMPENSATION GUIDING PRINCIPLES

The goals of our executive compensation program are to attract and retain highly qualified executives and to provide them with incentives to advance the interests of our stakeholders: our shareholders, our customers, our employees and the communities we serve. To accomplish these goals, we adhere to the following principles:

Reasonable, Competitive Pay

•	To attract and retain talented leaders, executive pay must be market-competitive.

•	The competitiveness of our executive pay should be measured relative to the 50th percentile of a group of companies that reflects the market for executive talent in which we compete.

•	In addition to market comparisons, other considerations, including Company performance, individual performance, and pay equity, should play a role in executive compensation decisions.

Performance-Based Pay, Aligned With our Stakeholders’ Interests

•	A significant portion of our executives’ pay should be “at risk” and based on Company performance relative to financial, operational and strategic goals that advance the interests of our stakeholders.

•	To ensure alignment with our shareholders, incentive compensation should emphasize equity-based awards.

Balanced, Risk-Calibrated Pay

•	Incentive awards should align executive pay with performance over both the short term and the long term.

•	Compensation programs should be designed to ensure that they do not incentivize imprudent risk-taking.

HIGHLIGHTS OF OUR COMPENSATION PRACTICES

We have adopted practices and policies that align with the guiding principles of our compensation program.

What we do

Significant pay at risk. In 2019, awards with no guaranteed payouts constituted 43% to 64% of our named executive officers’ target direct compensation (base salary plus annual cash incentive award and equity awards).

Balanced mix of incentive awards, aligned with our strategy. Payouts under our incentive awards are based on a balanced mix of short-term and long-term Company performance relative to operational, financial and strategic goals.

Reasonable stock award program. Our three-year average burn rate (the total number of equity award shares granted over a three-year period divided by the weighted average of the shares outstanding) was 0.23% for 2017 through 2019.

Meaningful stock ownership guidelines. Our stock ownership guidelines are three times base salary for our CEO and one times base salary for our other executive officers.

Clawback of incentive pay. The Company is authorized to seek reimbursement of an executive officer’s incentive compensation if the officer engages in misconduct that leads to a material restatement of our financial results or causes significant reputational or financial harm to the Company.

Double-trigger change in control protections. Following a change in control, our executives are entitled to accelerated vesting of long-term incentive awards and enhanced cash severance payments only if their employment is terminated within two years of the change in control.

Reasonable use of compensation market data. We evaluate our executive pay by reference to the median of a group of comparable companies that reflect the market for executive talent in which we compete.

Reasonable severance arrangements. The maximum amount payable under our severance plan is one year’s base salary absent a change in control, and one year’s base salary plus the target value of the executive’s annual cash incentive award in the case of a termination following a change in control.

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COMPENSATION DISCUSSION AND ANALYSIS

What we don’t do

No hedging or pledging of Company stock. Our insider trading policy prohibits directors, officers, and employees from entering into hedging or pledging transactions or short sales of Company stock.

No SERP benefits for current executives. None of the Company’s current executives participates in a supplemental executive retirement program.

No guaranteed tax gross-ups. We have no arrangements that entitle our executives to tax gross-ups.

No fixed term employment agreements with executives. We employ all of our executives at will.

No dividends or dividend equivalents earned on unvested shares. Our long-term incentive awards provide dividend equivalent rights only on shares that vest.

No excessive perquisites. We do not provide our executives with significant perquisites.

2019 COMPANY PERFORMANCE HIGHLIGHTS

In 2019 we delivered solid financial results and strong operating performance, while executing on our long-term strategy.

Solid Financial Results

•	Our net income for 2019 was $214 million, resulting in earnings per diluted share (EPS) of $2.39. Return on equity (ROE) was 8.39%, or 88.32% of allowed ROE.

Strong Operating Performance

•	For the 13th year in a row, our residential customer satisfaction rankings were in the top quartile among large electric utilities in the Western region, according to a J.D. Power study.

•	We maintained a reliable power supply, demonstrating the value of our diverse generating portfolio and participation in the Western Energy Imbalance market.

•	We operated our generation plants effectively, achieving an average generation plant availability of over 92% for the year.

•	We made significant improvements to the reliability of our transmission and distribution system.

•	Through our continued focus on safety, we achieved a 21% decrease in workplace injuries for 2019.

Significant Progress on Strategic Priorities

•

We filed our 2019 Integrated Resource Plan with the OPUC, which outlines our plans for meeting the future needs of our customers while accelerating our reduction of carbon emissions. The plan calls for, among other things:

•	150 average megawatts of additional renewable resources by 2023, and
•	157 average megawatts of additional cost-effective energy efficiency measures.

•

We launched our Green Future Impact Program, which enables municipalities and large commercial and industrial customers to source 100% of their energy from new wind or solar energy facilities. Within minutes of the program’s launch, our customers committed to purchasing 160-megawatts of renewable energy.

•

We began construction on the Wheatridge Renewable Energy Facility in Eastern Oregon in collaboration with NextEra Energy Resources. Wheatridge will combine 300 megawatts of wind generation, 50 megawatts of solar generation and 30 megawatts of battery storage, the first project in North America to integrate these three technologies on this scale.

•

We broke ground on a new Integrated Operations Center that will centralize critical operations and functions in a facility designed for enhanced resilience against seismic, cyber, and physical security risks.

•

We launched our Smart Grid Test Bed, a first-of-its-kind project that will integrate smart grid technology on an unprecedented scale in the United States. The program will enable more than 20,000 customers to take advantage of special demand-response signals and incentives for using smart-home technologies.

•

We filed our Transportation Electrification Plan, which outlines the Company’s current and future activities in support of transportation electrification in our region, a critical component of Oregon’s plans to meet its carbon reduction goals. We also developed business plans for new transportation electrification programs, launched six new Electric Avenue charging locations, and collaborated with local transit authority, TriMet, for the launch of its 100% wind-powered electric bus line.

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2020

2019 EXECUTIVE COMPENSATION DECISIONS

Our executive compensation decisions for 2019 reflect the guiding principles of our compensation program.

2019 CEO Pay Opportunity and Payouts

Base Salary	Annual Cash Incentive Award	Long-Term Incentive Awards

Our CEO’s 2018 base salary was below the 50th percentile, consistent with her recent transition to CEO. Based on solid Company performance and outstanding individual contributions in 2018, her 2019 base pay was increased to the competitive reference point (50th percentile of the utility comparison group).

Our CEO’s 2019 ACI target award opportunity aligned with market median. Her actual ACI award payout reflects below target financial performance, offset by strong operational performance and significant progress on strategic priorities.

Our CEO’s 2019 LTI award opportunity was increased to align with the market median, consistent with her strong individual performance in 2018. The payout under her 2017 LTI award reflects close to target level performance on our ROE goal and below target performance on our relative TSR goal. The 2017 LTI award covers the performance period from 2017 through 2019.

ò	ò	ò

13% base salary increase	1x base salary award opportunity (no change) 104% payout on 2019 ACI Award	2.5x base salary award opportunity (increased from 2x base salary to align with market median) 89% payout on 2017 LTI Award

Our CEO’s target total direct compensation* in 2019 is shown below:

*Assumes target level performance under the incentive awards.

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COMPENSATION DISCUSSION AND ANALYSIS

Incentive Award Program Redesign

In 2019, the Compensation Committee conducted a comprehensive review of PGE’s executive incentive award compensation programs to ensure that they:

•	Align with our strategic direction;

•	Effectively support the Company’s culture and efforts related to executive talent attraction, retention and motivation;

•	Are in line with our own compensation guiding principles and market best practices; and

•	Can be well understood by executives and other participants in the programs.

Our review led to significant enhancements to our ACI and LTI Programs.

Enhancements to the ACI Program

•

We added new metrics to our ACI Program that are tied to three of our key Strategic Imperatives: Customer Retention and Growth, Integrated Grid Initiative, and Environmental Leadership. Twenty percent of our executives’ 2019 ACI awards were measured by progress on goals that must be achieved to execute on our long-term strategy. See page 34 for details.

Enhancements to the LTI Program

•

This year we awarded restricted stock units with time-based vesting conditions (RSUs), as well as restricted stock units with performance-based vesting conditions (PSUs), which we have traditionally included as a part of our LTI Award Program: of our executives’ total LTI award opportunity for 2019, 75% were PSUs and 25% were RSUs. To offset the impact of this change on our executives’ maximum LTI award opportunity, we increased the maximum payout under our PSU awards from 175% to 200%. These changes enhance the balance, effectiveness and competitiveness of our executive pay.

•

For our 2019 PSU awards, we added a new Power Supply Decarbonization metric to incentivize progress toward our strategic decarbonization goal. We also added EPS growth as a third core metric. Each core PSU metric—decarbonization, EPS growth and actual ROE as a percentage of allowed ROE—carries a one-third weighting.

•

We redesigned our PSU awards so that our relative TSR performance serves as an award modifier. The TSR-modifier feature ensures that PSU payouts—while first driven by the three core metrics—are appropriately modified in support of our shareholders’ interests.

See pages 33-41 for additional details about these programs.

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2020

2019 EXECUTIVE COMPENSATION

OVERVIEW OF COMPENSATION ELEMENTS

Our executive compensation program is made up of the principal elements summarized below. Each element is designed to achieve the objectives of our executive compensation program, consistent with our compensation guiding principles. In addition to these standard elements, we occasionally make one-time awards of compensation, typically in the case of new hires or promotions or to ensure the market-competitiveness of an executive’s compensation. Each of these compensation elements is discussed in greater detail in the pages that follow.

Compensation Element	Form	Performance Metrics	Purpose
Base Salaries	Cash	n/a	Provide a market-competitive level of fixed income that reflects each officer’s experience, skills and performance
Annual Cash Incentive Awards	Cash

50% EPS

30% Operations:

–  Customer Satisfaction

–  Generation Plant Availability

–  Electric Service Power Quality

20% Strategic Imperatives:

–  Customer Retention and Growth

–  Integrated Grid Initiative

–  Environmental Leadership

Incentivize the achievement of relatively short-term financial, operating and strategic goals
Long-Term Equity-Based Incentive Awards	75% PSUs	ROE/Allowed ROE EPS Growth Energy Supply Decarbonization TSR (used as a multiplier)	Align executives’ interests with the long-term interests of the Company and its stakeholders
	25% RSUs	n/a	Align executives’ interests with shareholders’ interest in stock price appreciation
Benefits	Retirement, severance and health and welfare benefits	n/a	Provide a competitive benefits package that promotes retention and contributes to financial security and personal well-being

BASE SALARIES

•

The independent members of our Board approved our CEO’s 2019 base salary after receiving a recommendation from the Compensation Committee. This determination was based on a comprehensive review of Ms. Pope’s performance for 2018 as well as competitive market data.

•

The Compensation Committee considered the recommendations of our CEO and market data before setting the 2019 salaries of our other executive officers. Our CEO’s recommendations were based on a variety of considerations, including market competitiveness, individual performance and qualifications, internal pay equity and retention risk.

•	The table below shows the base salaries of our named executive officers for 2018 and 2019.

	2018 Salary(1) ($)	2019 Salary(2) ($)	Annual Increase
Maria Pope	750,000	850,000	13%
James Lobdell	445,582	500,000	12%
Lisa Kaner	367,500	380,000	3%
John McFarland	n/a	300,000	n/a
John Kochavatr	330,000	340,000	3%

(1)	Effective March 12, 2018, except in the case of Ms. Pope, whose base salary was effective on her promotion date of January 1, 2018.
(2)	Effective March 11, 2019, except in the case of Mr. McFarland, whose base salary was effective on his hire date of April 19, 2019.

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COMPENSATION DISCUSSION AND ANALYSIS

ANNUAL CASH INCENTIVE AWARDS

OVERVIEW

•

PGE executives are eligible to earn annual cash incentive awards under our 2008 Master Annual Cash Incentive Plan (ACI Plan), based on the achievement of goals that are established each year by the Compensation Committee.

•

For 2019, we retained key quantitative financial and operating performance metrics from our 2018 ACI Program: EPS, Customer Satisfaction, Generation Plant Availability, Electric Service Power Quality, and Net Variable Power Cost Reduction. New for 2019, we introduced qualitative metrics directly tied to our strategy.

New Metrics Tied to Three of Our Strategic Imperatives

Customer Retention and Growth: retaining existing customers, adding new customers and expanding the use of electricity

Integrated Grid Initiative: building an integrated platform to ensure reliability and enable grid visibility, connectivity, and interoperability

Environmental Leadership: expanding our renewable energy offerings and reducing our overall carbon footprint

•	The formula for calculating awards under our 2019 ACI Program is shown below:

AWARD EARNED	=	TARGET AWARD	X	FINANCIAL PERFORMANCE % X 50%	+	OPERATING PERFORMANCE % X 30%	+	STRATEGIC IMPERATIVE PERFORMANCE % x 20%

•

Under the formula above, award payouts are determined by multiplying each officer’s target award by a “performance percentage” based on the achievement of financial, operating and strategic goals during the year.

•

Each of the performance percentages can range from 0% to 150%, with financial performance weighted 50%, operating performance weighted 30%, and progress on Strategic Imperatives weighted 20%. This results in a maximum ACI Award opportunity equal to 150% of the target award.

•	No payouts are earned under the program if the financial performance is less than 70% of target.

•	The performance metrics for the awards were established in the fourth quarter of 2018 and reflect the Company’s financial and business plans for 2019.

•

Vesting of an award generally requires continued employment until the date that payment is made under the award, but if an officer’s employment is terminated before that date due to retirement, death, or disability, the officer is entitled to a portion of the award, prorated based on the number of days served during the award year.

2019 ACI PROGRAM TARGET AWARDS

Target awards for the named executive officers were established by multiplying their base salary paid in 2019 by an award multiple established by the Compensation Committee. The target awards of each of our named executive officers were close to the market median for their positions. (See page 44 for a discussion of how we evaluate the market-competitiveness of our executives’ compensation.)

Name	Target Award ($)	Target Award as % of Base Salary
Maria Pope	826,923	100%
James Lobdell	292,465	60%
Lisa Kaner	188,558	50%
John McFarland	88,788	45%
John Kochavatr	168,846	50%

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2020

2019 ACI PROGRAM METRICS

The table below summarizes the performance metrics used for our named executive officers’ 2019 ACI Program awards.

Metric	Measurement	Why We Use this Metric
EPS	Measured by the Company’s net income for the year divided by average shares outstanding during the year.	EPS is a driver of shareholder value creation in the regulated utility industry.
Customer Satisfaction

Average of the Company’s residential, general business and key customer satisfaction scores on three independent utility industry surveys, where satisfaction is defined as a rating of 9 or higher on a 10-point scale.

These ratings are weighted by the annual revenue from each customer group that produces the annual rating. Customer satisfaction goals are updated annually based on projections of ratings required to achieve 50th, 65th and 90th percentile rankings of the companies included in the relevant surveys.

Customer satisfaction is a measure of our ability to run our business in a way that meets the needs of our customers.
Generation Plant Availability

Amount of time that a generating plant is able to produce electricity during the year (determined by subtracting from total hours in the period all maintenance outage hours, planned outage hours and forced outage hours), divided by the number of hours in the year. To set the maximum, target and threshold performance levels for this goal, we established individual plant goals, which were then weighted to produce overall performance targets.

Our ability to achieve our financial objectives and serve our customers depends in part on our generation plants’ delivery of reliable and affordable power.
Electric Service Power Quality

Measured by annual results for two industry-standard electric service reliability metrics:

•  SAIFI (outage frequency): the total number of customer outages over five minutes divided by total number of customers served

•  CAIDI (outage duration): SAIDI (defined as the sum of customer outage durations divided by total number of customers served) divided by SAIFI

SAIFI was weighted 60% and CAIDI was weighted 40% to determine overall performance result.

Delivering reliable electric service is our Company’s core business. Outage frequency and outage duration are fundamental measures of service reliability that our customers care about.

Customer Retention and Growth	Measured by progress in the following areas: • Customer digital solutions • Brand strategy roll-out • Green energy offering	Our Company operates in an increasingly competitive business environment and we need to continue to earn the right to serve our customers.
Integrated Grid Initiative

Measured by progress in the following areas:

•  Field area network and SCADA across network

•  Advanced distribution management systems

•  Construction of Integrated Operating Center

•  Distribution automation

•  Energy storage projects

•  PGE Smart Grid Test Bed pilot project

•  Smart cities

Building an integrated grid promotes reliability and enables the visible and interoperable connection of customer technologies, a key component of our decarbonization and electrification strategies.
Environmental Leadership	Measured by progress in the following areas: • New renewable energy procurement • Transportation electrification plan	Making progress toward a clean energy future is an essential part of serving as a trusted energy partner for our customers and our region.

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COMPENSATION DISCUSSION AND ANALYSIS

2019 ACI PROGRAM GOAL WEIGHTINGS

The weightings assigned to the 2019 ACI Program goals for each of the named executive officers are shown below.

Maria Pope, James Lobdell, Lisa Kaner and John Kochavatr:	John McFarland:

2019 ACI PROGRAM PERFORMANCE RESULTS

In February 2020, our Compensation Committee met to review the performance results for the awards. The committee approved payouts under the 2019 ACI Award Program between 100% and 104% of target, based on the following results:

Financial Performance. Our 2019 EPS was $2.39, or 98% of target. This result yielded a financial performance percentage of 92%.

Operating Performance. Operating performance resulted in performance percentages between 115% and 128% for the named executive officers. Generation Plant Availability and Customer Satisfaction results were near maximum levels. Performance with respect to SAIFI exceeded the maximum goal, while performance relative to CAIDI improved relative to 2018, but was still below target.

Progress on Strategic Imperatives. After reviewing detailed summaries of progress made on the three Strategic Imperatives included in the 2019 ACI Program, the Compensation Committee determined that results were generally on target, while progress on our green energy offering, energy storage and new clean energy procurement goals were above target and progress on our brand enhancement and transportation electrification goals were slightly below target. Below are some of the highlights of our progress toward these goals:

Customer Retention and Growth

•	We saw solid growth of 0.9% in our customer base, including the return of a number of commercial customers that had previously elected to purchase electricity from another electricity supplier.

•

We enhanced our customer digital solutions and online platforms, significantly improving our ease of doing business ratings and successfully launching a new Peak Time Rebate Program, which rewards customers for reducing their energy use during periods of high energy demand.

•	We launched our FullCleanAhead media campaign to educate the general public about our innovative energy solutions.

•

We introduced our Green Future Impact Program, which allows municipalities and large industrial and commercial customers to source 100% of their energy needs from wind and solar facilities. Within minutes of the program’s launch it was fully subscribed, with our customers committing to the purchase of renewable energy equivalent to the output of a 160-megawatt facility.

Integrated Grid Initiative

•

We obtained OPUC approval for our Smart Grid Test Bed and launched the program during the summer. The program has enrolled 14,500 customers in our demand response programs and enables more than 20,000 PGE customers to take advantage of demand-response signals and incentives for using smart-home technologies.

•	We completed the design and commenced construction on our new Integrated Operations Center, which will centralize some of our critical operations in a single secure, reliable and resilient facility.

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2020

•

We began engineering and construction on our new Field Area Network, a wireless communications network that will connect field sensors and control devices throughout our system to the Integrated Operating Center.

•

We completed the design for a new automated distribution management system, which will comprise operational technology systems capable of monitoring and controlling all elements within our distribution system.

Environmental Leadership

•	Construction began on the Wheatridge Energy Facility, which combines wind, solar and battery energy on a first-of-its-kind scale in North America.

•	We entered into a long-term agreement to purchase 160 megawatts of energy from a solar power facility in support of our Green Future Impact Program.

•

We began the development of a new transportation electrification business line and filed our new Transportation Electrification Plan with the OPUC. We also developed business plans for new transportation electrification programs, launched six new Electric Avenue charging locations, and collaborated with our local transit authority, TriMet, on the launch of its 100% wind-powered electric bus line, the first of its kind in the United States.

The table below shows the performance metrics and results for the 2019 ACI Program.

	Performance Levels
Metrics	Threshold 50% Payout	Target 100% Payout	Maximum 150% Payout	Actual	Calculated Performance %
Financial Goal
EPS*	$2.08	$2.45	$2.82	$2.39	91.83%
Operating Goals
Generation Plant Availability	87.00%	89.87%	91.31%	92.03%	150%
Customer Satisfaction	50.70%	57.70%	63.70%	59.22%	112.67%
Electric Service Power Quality
SAIFI (weighted 60%)	0.80	0.70	0.65	0.61	150%
CAIDI (weighted 40%)	170.00	150.00	127.00	160.11	74.73%
Strategic Imperatives*
Customer Retention & Growth	“1” rating	“2” rating	“3” rating	2	100%
Integrated Grid Initiative	“1” rating	“2” rating	“3” rating	2	100%
Environmental Leadership	“1” rating	“2” rating	“3” rating	2	100%

*Based on a qualitative assessment of progress on the specific projects identified for each Strategic Imperative. Performance results for each project were rated by the Compensation Committee on a 0 to 3 scale. A minimum rating of “1” was required to earn a 20% payout for each Strategic Imperative, and a score of “3” yielded a payout of 150%. These results were averaged, with each project weighted equally, to yield an overall payout percentage for each Strategic Imperative.

In light of these performance results, the Compensation Committee approved ACI Award payouts for the named executive officers that were 100.44% and 104.17% of their target awards.

NAMED EXECUTIVE OFFICER ANNUAL INCENTIVE AWARD PAYOUTS

Name	Financial Performance %	Operating Performance %	Strategic Imperative Performance %	Award Payout ($)	Award Payout (% of Target)
Maria Pope	91.83%	127.52%	100.00%	863,406	104.17%
James Lobdell	91.83%	127.52%	100.00%	304,661	104.17%
Lisa Kaner	91.83%	127.52%	100.00%	196,421	104.17%
John McFarland	91.83%	115.07%	100.00%	89,179	100.44%
John Kochavatr	91.83%	127.52%	100.00%	175,887	104.17%

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COMPENSATION DISCUSSION AND ANALYSIS

LONG-TERM INCENTIVE AWARDS

OVERVIEW

•	We grant equity-based long-term incentive (LTI) awards to our executives and other key employees pursuant to our Stock Incentive Plan.

•

In 2019 we continued our practice of granting restricted stock units with performance-based vesting conditions (PSUs). New for 2019, we allocated 25% of our officers’ total LTI award opportunities to restricted stock units with time-based vesting conditions (RSUs). We generally did not increase the total amount of our executives’ LTI opportunity as a multiple of base salary, although Ms. Pope’s and Ms. Kaner’s target LTI award opportunities were increased to align with the market median. The inclusion of RSUs in the total LTI award mix is consistent with the practice of nearly all of our peers, and therefore enhances the competitiveness and retention effectiveness of our compensation program.

Our 2019 LTI Award program is consistent with our compensation guiding principles	Compensation Guiding Principle	PSUs	RSUs
	Retention	✓	✓
	Incentives to achieve specific Company objectives	✓
	Alignment with shareholders	✓	✓
	Market-competitive pay	✓	✓

CALCULATION OF TOTAL LTI AWARD OPPORTUNITY

The aggregate number of PSUs and RSUs we granted to our executive officers was the product of their 2019 base salary and an award multiple, divided by the closing price of the Company’s common stock on the grant date:

# of PSUs and RSUs Granted	=	2019 Base Salary x Award Multiple Grant Date Closing Common Stock Price

The table below shows the award multiples we used to calculate the awards for the named executive officers and the estimated value of the awards.

Name	Award Multiple	Target RSU Value* ($)	Target PSU Value* ($)	Total Target LTI Value* ($)
Maria Pope	2.50	531,250	1,593,750	2,125,000
James Lobdell	1.20	150,000	450,000	600,000
Lisa Kaner	1.00	95,000	285,000	380,000
John McFarland	0.70	52,500	157,500	210,000
John Kochavatr	0.70	59,500	178,500	238,000

*Assumes that the Company will perform at target levels over the PSU performance period. Values are based on the closing price of the Company’s common stock on the grant date. See “Grants of Plan-Based Awards” on page 50 for additional details.

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2019 PSU AWARDS

Our 2019 PSU Award Program incorporates the following financial, strategic and market-based performance measures.

Metric	Measurement	Why We Use this Metric

Return on Equity

The average of each of three consecutive years’ Accounting ROE as a percentage of Allowed ROE.

•  “Accounting ROE” is defined as annual net income, as shown on the Company’s income statement, divided by the average of the current year’s and prior year’s shareholders’ equity, as shown on the balance sheet.

•  “Allowed ROE” is the return on equity that the OPUC permits the Company to include in the rates it charges its customers.

Reflects how successful the Company is at generating a return on dollars invested by its shareholders. Because the Company’s return on its investment can fluctuate based on OPUC rate case orders, we believe the appropriate measure of our ability to generate earnings on shareholder investments is Accounting ROE as a percentage of Allowed ROE

EPS Growth	3-year average of the Company’s EPS growth rate, where EPS growth for a given fiscal year is defined as the percentage change in EPS over the previous fiscal year.	Provides a direct measure of the rate at which the Company has increased its profitability. EPS is a driver of shareholder value creation in the regulated electric utility industry.

Energy Supply Decarbonization	Forecast total carbon emissions of available resources needed to serve the Company’s retail load, measured in metric tons of CO2 equivalent. The calculation is generally based on carbon emissions of available resources as reflected in the Company’s Annual Power Cost Update Tariff for Power Costs that we will file with the OPUC in 2020 (“2021 AUT”), except for specified items that will be based on forecast or normalized values. See page 39 for additional details.	Creates incentive to reduce carbon potential in the Company’s energy supply portfolio in support of Oregon’s greenhouse gas emission reduction goals.

Relative TSR

TSR over the 3-year performance period relative to the TSR achieved by a comparison group of companies over the same period.

•  The comparison group consists of companies on the Edison Electric Institute regulated index on December 31, 2019, excluding those that have completed or announced a merger, acquisition, business combination, “going private” transaction or liquidation. Companies that are in bankruptcy will be assigned a negative one TSR.

•  TSR measures the change in a company’s stock price for a given period, plus its dividends (or other earnings paid to investors) over the same period, as a percentage of the stock price at the beginning of the period.

•  To calculate the value of stock at the beginning and end of the period, we use the average daily closing price for the 20-trading day period ending on the measurement date.

•  Relative TSR is determined by ranking PGE and the comparison group companies from highest to lowest according to TSR. The percentile performance of PGE relative to the comparison group companies is determined based on this ranking.

TSR is a direct measure of value creation for shareholders.

Use of relative rather than absolute TSR helps ensure that payouts reflect the Company’s relative performance rather than general market conditions.

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COMPENSATION DISCUSSION AND ANALYSIS

OUR 2019 LTI PROGRAM DECARBONIZATION GOAL

We are committed to doing our part to achieve Oregon’s ambitious decarbonization goals, while meeting the needs of our customers for safe, reliable and affordable power. We recognize that in order to do this, it will be necessary to make significant changes to our energy supply portfolio. To drive progress toward our goal of a cleaner energy supply, for 2019 our Compensation Committee adopted a new decarbonization goal for all of our performance-based LTI awards.

Metric Overview—Energy Supply Decarbonization

Our new Energy Supply Decarbonization metric measures the carbon potential of our energy supply portfolio that is needed to serve our retail load. To measure the carbon potential of our portfolio, we rank all of our available resources according to their carbon emissions intensity, defined as total carbon dioxide emissions they produce per megawatt hour. Each resource is then assigned an “Available Energy” value, which is a measure of the amount of energy that a given resource can contribute to serve our customers. Using Available Energy values, we identify our energy supply resource “stack,” ranked from least carbon-intensive to most carbon-intensive. To measure our performance, we account for the potential emissions of the ranked resource stack, up to the level of our retail load.

As shown in the graph above, when we increase the amount of non-carbon-emitting resources in our portfolio mix, clean resources displace emitting resources and total carbon potential needed to serve a given retail load falls.

The formula for this calculation is described below:

[Portfolio Carbon Potential, MMTCO2e] = [Available Energy, MWh]Plant A x [Emissions Rate, tCO2/MWh]Plant A + [Available Energy, MWh]Plant B x [Emissions Rate, tCO2/MWh]Plant B + …

Where:

•	MWh = megawatt hours;

•	[Available Energy, MWh]Plant A + [Available Energy, MWh]Plant B + [Available Energy, MWh]Plant C + … = Total Forecasted Retail Load, MWh; and

•	[Emissions Rate, MMTCO2e /MWh]A ≤ [Emissions Rate, tCO2/MWh]B ≤ [Emissions Rate, tCO2/MWh]C ≤ ....

How We Set Our Performance Targets

We believe that the OPUC’s integrated resource planning (IRP) process is the right forum to establish energy supply goals that implement the climate policies of our state, while ensuring that our customers’ energy needs are met. For our 2019 PSU Award Program, the target level performance for our decarbonization metric is consistent with the Company’s forecast energy supply portfolio and load, as described in our 2016 IRP Update, which was acknowledged by the OPUC in 2018.

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2020

How We Measure Performance For Our Decarbonization Goal

Performance results for the awards will generally be based on retail load and Available Energy values as reflected in the 2021 AUT. However, in February 2020 we modified the awards to provide that results for certain items should be based instead on earlier forecasts or normalized values to ensure that payouts reflect actions management takes to increase our clean energy portfolio rather than factors beyond our control. These modifications are described in the table below:

Value	Measurement before Modification	Measurement After Modification	Rationale

Retail load	Based on 2021 AUT	Based on forecast in 2016 IRP Update

Without this change, results under the awards could vary as a result of changes in customer growth in our service territory or the number of customers that choose to receive electricity service from us—with lower retail load being correlated with higher performance results. As we work to retain and grow our customer base, it is important that our LTI awards not reward outcomes that run counter to this strategic imperative.

Available Energy from Qualifying Facility Power Purchase Agreements	Based on 2021 AUT	Based on forecast in 2016 IRP Update

We are required by law to enter into these agreements and we believe that results under awards should not be a function of new agreements that we enter into during the performance period or the failure of counterparties to existing agreements to comply with their contractual commitments.

Available Energy from Wells Hydro Contract	Based on 2021 AUT	Available Energy from this contract will be adjusted to offset reduction in Available Energy resulting from the counterparty’s right to reduce the Company’s share of energy from the facility	We believe that results under the awards should not be a function of discretion exercised by a counterparty and should instead to the extent practicable be based on factors that are within management’s control.

Available Energy from Wind Resources	Assumed wind capacity factors based on 2021 AUT	Assumed wind capacity factors based on 2016 IRP Update	This modification likewise helps ensure that awards are not inappropriately based on factors outside of management’s control.

We believe that all of these modifications help ensure that the 2019 PSU awards will operate as originally intended—to incentivize management to add significantly to our clean energy portfolio—without rewarding, or penalizing, results that are not related to management’s actions in furtherance of this goal. Because of the substantial time remaining in the performance period and because achieving performance resulting in a payout under the modified award metric is by no means certain, we believe that the metric continues to represent a meaningful incentive to guide our management’s energy resource planning decisions. Notably, target performance levels were not modified. Our experience with the awards since their time of grant has taught us valuable lessons about how to most effectively measure progress toward our decarbonization goal. For 2020, we have introduced a more streamlined decarbonization metric, which measures the total clean energy resources that our management can add to our energy supply portfolio over the three-year performance period. Like our 2019 Energy Supply Decarbonization metric, our 2020 decarbonization metric is designed to align with our decarbonization strategy and the clean energy goals of our state.

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COMPENSATION DISCUSSION AND ANALYSIS

2019 PSU AWARD METRICS AND PAYOUT CALCULATION

•	In the first quarter of 2022, the Compensation Committee will determine the performance results for the 2019 PSU awards in accordance with the metrics and formula described in the table below.

•

The Compensation Committee has discretion under the terms of our Stock Incentive Plan to adjust award payouts, but generally only does so as necessary to offset the impact of extraordinary or non-recurring events.

Payout Metric(1)	Threshold* (50% Payout)	Target (100% Payout)	Maximum (167% Payout)	Metric Weighting	Percentage of Target Shares Earned
Return on Equity	75% of Allowed ROE	90% of Allowed ROE	100% of Allowed ROE	33%	0% to 55.67%
EPS Growth	3.5%	4.5%	5.5%	33%	0% to 55.67%
Energy Supply Decarbonization	4.64 MMTCO2e	4.42 MMTCO2e	4.20 MMTCO2e	33%	0% to 55.67%
				Payout % Subtotal	0% to 167%
Payout Multiplier Metric(2)	(80% multiplier)	(100% multiplier)	(120% multiplier)
Relative TSR	≤ 20th Percentile of EEI Regulated Index	50th Percentile of EEI Regulated Index	≥ 75th Percentile of EEI Regulated Index	Payout Multiplier	80% to 120%

	Total Percentage of Target PSU Award Earned				0 to 200%

(1)

Calculation of Payout Percentage Subtotal. At the end of the performance period, performance results are interpolated between threshold, target and maximum payout levels to determine payout percentages for each goal based on the schedule above. Results below threshold for any goal result in zero payouts for that goal. These results are weighted equally and added to determine a payout percentage subtotal.

(2)

Application of Payout Multiplier Based on Relative TSR Results: Performance results for Relative TSR are interpolated between threshold, target and maximum levels to determine a multiplier between 80% and 120%, which is applied to the payout percentage subtotal to determine a total percentage of the target award earned.

OTHER TERMS OF THE 2019 PSU AWARDS

Dividend Equivalent Rights. Under the 2019 PSU Awards, each named executive officer will receive a number of dividend equivalent rights (DERs) equal to the number of vested PSUs. A DER represents the right to receive an amount equal to dividends paid on the number of shares of common stock equal to the number of the vested PSUs, which dividends have a record date between the date of the grant and the end of the performance period. DERs will be settled in shares of common stock after the related PSUs vest. The number of shares payable on the DERs will be calculated using the fair market value of PGE common stock as of the date the Compensation Committee determines the number of vested PSUs.

Service Requirement. Under our PSU awards in 2019 and prior years vesting of the PSUs and their related DERs generally requires that the award recipient continue to be employed by the Company during the performance period. However, if the officer’s employment is terminated due to retirement, death, or disability before the end of the three-year performance period, a portion of the award will vest at the end of the performance period. See the discussion of this issue on page 57 in the section below entitled “Termination and Change in Control Benefits.” Under the terms of our 2020 PSU awards, recipients who terminate employment without cause and who satisfy the “Rule of 75” are eligible for vesting of their PSU awards based on performance results, without regard to their termination before the end of the performance period. An individual satisfies the Rule of 75 if, on the date of his or her termination of employment, (i) the individual is at least age 55 and has no less than 5 years of service with the Company or its affiliates, and (ii) the individual’s age plus years of service equals at least 75.

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2019 RSU AWARDS

Each of our executive officers was awarded RSUs representing 25% of their total LTI award opportunity. The RSU awards also include dividend equivalent rights on the same terms as the PSUs (see the description above). Vesting of the RSUs and their related DERs generally requires that the award recipient continue to be employed by the Company during the three-year vesting period. However, if the officer’s employment is terminated due to retirement, death, or disability before the normal vesting date, a pro rata portion of the RSUs will vest. See the discussion of the RSUs on page 57 in the section below entitled “Termination and Change in Control Benefits.”

2017 PSU AWARD PAYOUT

The payout under the PSU awards granted to our executive officers in 2017 was 89% of target, based on the following performance results:

Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout for ROE; 200% Payout for TSR)	Metric Weight	Actual	Percentage of Target Award Earned

ROE as a % of Allowed ROE	75%	90%	100%	50%	89.22%	48.69%
Relative TSR	30th Percentile EEI Regulated Index	50th Percentile EEI Regulated Index	90th Percentile EEI Regulated Index	50%	42nd Percentile	40.38%

					Total	89.07%

These results yielded the award values set forth in the table below:

	Number of PSUs Vested(1)	Award Payout Value(2) ($)

Maria Pope	12,156	678,183

James Lobdell	11,571	645,546

Lisa Kaner	6,340	353,709

John McFarland	—	—

John Kochavatr	—	—

(1)	Includes dividend equivalent rights settled in shares per the terms of the awards.
(2)	Based on a $55.79 share price, which was the closing stock price of the Company’s common stock on December 31, 2019, the vesting date for the awards.

The terms of our 2017 PSU awards are described more fully in the Company’s 2018 Proxy Statement under the heading “2017 Grants of Plan-Based Awards.”

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COMPENSATION DISCUSSION AND ANALYSIS

BENEFITS

RETIREMENT BENEFITS

•	401(k) Plan. All of our employees are eligible to participate in the Company’s 401(k) Plan.

•

Pension Plan. Two of our named executive officers (Ms. Pope and Mr. Lobdell) participate in the PGE Pension Plan. The plan was closed to new participants before our other named executive officers joined the Company. See page 52 of this Proxy Statement for a description of the basic benefit available to non-union employees under the plan.

•

Deferred Compensation Benefits. Executives and other key employees are eligible to participate in our 2005 Management Deferred Compensation Plan, which permits participants to defer the payment of income as well as the value of up to 80 hours of paid time off. Participants also earn interest on their account balances. See page 53 for details.

SEVERANCE BENEFITS

•

Severance Pay. Executives who are involuntarily terminated without cause are eligible to receive severance pay. Absent a change in control, the maximum amount payable is 52 weeks of base salary. Executives who are terminated within 2 years following a change in control are eligible for enhanced severance benefits (52 weeks of base salary plus target ACI award).

•	Outplacement Assistance. Employees who are eligible for severance pay may also be reimbursed for up to 12 months of outplacement assistance.

•

Double Trigger Vesting of PSUs in Case of Change in Control. If an executive is terminated without cause within two years following a change in control, the vesting of the officer’s outstanding PSU awards is accelerated. See page 56 for details. Beginning in 2020, our executives’ RSU awards also provide for double-trigger vesting in the event of a change in control.

HEALTH AND WELFARE BENEFITS

•

Medical/Dental/Vision. Our executives are eligible to participate in our broad-based medical, dental and vision insurance programs. Non-union medical insurance is limited to high deductible health plans. For employees enrolled in our high deductible health plans, the Company also makes annual contributions to a health savings account.

•

Wellness Program. All employees are eligible to participate in the Company’s wellness program, which offers a variety of benefits, including mental health benefits, financial counseling and the opportunity to earn Company health savings account contributions.

NEW HIRE COMPENSATION

In April 2019, PGE hired John McFarland to serve as our new Chief Customer Officer. Before joining the Company, Mr. McFarland spent more than 16 years in general management, marketing, product innovation and digital transformation at General Motors and Procter & Gamble. Mr. McFarland’s depth of experience and proven track record of developing new strategies to meet the changing needs of customers make him an important addition to our team. In connection with Mr. McFarland’s hiring, the Compensation Committee approved awards of a cash signing bonus of $125,000 and RSUs with a grant-date value of $150,000 as well as reimbursement of $123,114 in moving expenses (grossed up for tax purposes). The Compensation Committee believes that finding the right executive for this position was crucial and that Mr. McFarland’s pay package is in keeping with the level of compensation required to attract a person with his experience and qualifications.

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HOW WE SET EXECUTIVE PAY

COMPENSATION DECISION-MAKING ROLES

The Compensation Committee is primarily responsible for developing and overseeing the Company’s executive compensation program. The committee is aided in this work by FW Cook, the committee’s independent compensation consultant, the other independent members of the Board, who act as a committee of the board in determining our CEO’s pay, and the Company’s management, which provides input about Company business plans and performance. In developing its input and recommendations, our management team regularly consults with its own compensation consultant, Willis Towers Watson.

Compensation Committee	Independent Directors	Management	Independent Consultant
• Reviews the performance of the executive officers annually	• Discuss CEO performance and consider recommendation of Compensation Committee regarding CEO pay	• Makes recommendations on compensation plan design	• Advises the Compensation Committee on compensation plan design

• Establishes base salaries, annual cash incentive awards and equity awards for all of the executive officers other than the CEO	• Approve base salary, annual cash incentive award and equity awards for the CEO	• Provides input on individual performance of the executive officers	• Advises the Compensation Committee on appropriate compensation levels and compensation and governance trends

• Recommends a base salary, annual cash incentive awards and equity awards for the CEO		• Provides information about Company performance relative to incentive plan goals	• Performs annual compensation risk assessment for consideration by the Committee

• Seeks advice of its own compensation consultant in formulating input and recommendations to the Compensation Committee

USE OF COMPENSATION MARKET DATA

We consider compensation market comparisons to ensure the competitiveness of our executives’ pay. We evaluate compensation by reference to the 50th percentile of the market, but each executive’s compensation is based on a variety of factors, including experience, qualifications, performance, and considerations of internal equity.

To determine the relevant market reference point, we rely on benchmarking surveys, as well as publicly available information regarding the pay practices of a group of utility industry peer companies selected by our Compensation Committee each year. Although the benchmarking data on which we rely is generally based on utility industry surveys, we use general industry survey data as appropriate to reflect the realities of the competitive marketplace for the Company’s talent needs. The table below shows the most relevant benchmarking survey data for each of our 2019 named executive officers:

Named Executive Officer		Utility Industry(1)	General Industry(2)

Maria Pope	CEO	x

James Lobdell	SVP, Finance, CFO & Treasurer	x

Lisa Kaner	VP, General Counsel & Corporate Compliance Officer	x

John McFarland	VP, Customer Solutions & Chief Customer Officer		x

John Kochavatr	VP, Information Technology and Chief Information Officer		x

(1)	Data sources included Willis Towers Watson 2018 Energy Services Executive Compensation Survey – U.S.
(2)	Data source included the Willis Towers Watson 2018 General Industry Executive Compensation Survey – U.S.

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COMPENSATION DISCUSSION AND ANALYSIS

To select our utility industry peer group for our 2019 compensation decisions, we looked for companies that represented the best match with PGE based on the following criteria:

•

Vertically Integrated Utility. Our peer companies should be vertically integrated utilities, with a business mix focused on either regulated electric operations or a balance of regulated electric and regulated gas operations.

•	Minimal Non-Regulated Business Activities. Non-regulated businesses should not be key drivers of the financial performance and strategy of our peer companies.

•	Comparable Size. Our peer companies should be within a reasonable range relative to key financial measures, including revenues, market capitalization, and enterprise value.

•	Investment-Grade Credit Ratings. Our peer companies should have credit ratings that allow for financing at a reasonable cost in most market environments.

•	Balanced Customer Mix. Our peer companies should have a balanced retail, commercial and industrial mix and service territories not overly reliant on one key customer or industry sector.

•

Regulatory Environment. Our peer companies should have a comparable cost of service ratemaking process and allowed return on equity, as well as a history of allowed recovery on regulatory assets, fuel and power costs and legitimate deferred costs.

•	Capital Structure. Our peer companies should demonstrate moderate leverage (generally less than 60% debt to total capitalization ratio) and no significant liquidity concerns.

•	Growth Opportunities. The growth opportunities of our peer companies should be based primarily on regulated activities.

In the case of Northwest Natural Gas Company, we also considered geographic proximity, to the extent it could result in the company’s serving as a potential competitor for executive talent.

For 2019 the Compensation Committee selected the following companies to serve as our compensation peer group:

2019 PEER GROUP

ALLETE, Inc.	El Paso Electric Company	Northwest Natural Gas Company	PNM Resources, Inc.

Alliant Energy Corporation	Hawaiian Electric	NorthWestern Corporation	Puget Energy, Inc.

Avista Corporation	IDACORP, Inc.	OGE Energy Corp.	SCANA Corporation

Black Hills Corporation	Nisource Inc.	Pinnacle West Capital Corporation	Vectren Corporation

Based on data compiled by FW Cook at the time of our 2019 peer group review, PGE was positioned near the median of the peer group in terms of revenue and market capitalization:

PGE VS 2019 PEER GROUP

After our 2019 compensation decisions were made, SCANA Corporation and Vectren Corporation were both acquired in separate mergers and therefore no longer form part of our compensation peer group for our 2020 compensation decisions. In their place we added Evergy, Inc.

CONSIDERATION OF SAY ON PAY VOTE

We engage with our investors throughout the year and provide shareholders with an opportunity to cast an advisory “Say on Pay” vote on our executive compensation program annually. At our 2019 Annual Meeting of Shareholders, 96.6% of the votes cast were in favor of our Say on Pay proposal. We believe these results indicated strong support for our 2018 executive compensation program and, while we made modifications to our incentive award programs to improve alignment with our strategic focus and the competitiveness of our pay, we retained the core design of our program for 2019. We will continue to consider the results of annual shareholder advisory votes on executive compensation as well as any feedback we receive from shareholders and other stakeholders during the course of the year.

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2020

OTHER COMPENSATION POLICIES AND PRACTICES

USE OF COMPENSATION CONSULTANTS

To assist the Compensation Committee with its compensation decisions, the committee has retained FW Cook as its independent compensation consultant. For 2019, FW Cook’s assignments included the following:

•

Review of the Company’s executive compensation program, including compensation philosophy, compensation levels in relation to Company performance, pay opportunities relative to those at comparable companies, short- and long-term mix and metric selection, executive benefits and perquisites, stock ownership levels and wealth potential, and stock ownership guidelines;

•	Review of the Company’s director compensation program, including design considerations such as ownership guidelines and vesting terms;

•	Reporting on emerging trends, legislative developments and best practices in the area of executive and director compensation;

•	Preparation of a comprehensive compensation risk assessment study to evaluate whether the Company’s compensation programs are likely to create material risk for the Company; and

•	Attendance at Compensation Committee meetings.

Before engaging FW Cook, the Compensation Committee reviewed the firm’s qualifications, as well as its independence and the potential for conflicts of interest. The committee determined that FW Cook is independent and its services to the committee do not create any conflicts of interest. The committee has the sole authority to approve FW Cook’s compensation, determine the nature and scope of its services, and terminate the engagement. FW Cook does not perform other services for or receive other fees from the Company.

ANNUAL COMPENSATION RISK ASSESSMENT

In 2019, as in prior years, the Compensation Committee engaged FW Cook to perform an annual comprehensive risk assessment of our compensation policies and practices. The assessment covered executive and non-executive plan design and oversight as well as other aspects of our compensation practices, as summarized below:

Equity Award Program	Cash Incentive Programs	Other Compensation Practices

• Equity grants	• Pay mix	• Incentive mix

• Payment timing and adjustments	• Performance metrics	• Succession planning

• Grant policies	• Performance goals and payout curves	• Severance

• Stock ownership guidelines and trading policies	• Payment timing and adjustments	• Role of the Board of Directors

The finding of the report was that our programs do not encourage excessive risk taking and are not reasonably likely to have a material adverse effect on the Company. The report noted the following risk-mitigating features of our program, among others:

•	Independent Board Oversight. The Compensation Committee oversees incentive pay programs at all levels of the organization. The CEO’s pay is set by all of the independent directors, acting as a group.

•	Balanced Pay Elements. Our compensation program includes an appropriate balance in fixed and variable pay, cash and equity, formulas and discretion, and short-term and long-term measurement periods.

•	Robust Governance Policies. Policies are in place to mitigate compensation risk such as ownership guidelines, insider-trading prohibitions, and compensation clawbacks.

•

Incentive Mix. Incentive awards cover multiple overlapping time frames, ranging from one-to-three years, dampening the impact of stock price and financial performance volatility in rewards. Multiple financial goals prevent an over-emphasis on any single metric.

•	Risk-Adjusted Incentive Targets. Incentive award targets encourage improvements but not at levels that would encourage imprudent risk-taking.

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COMPENSATION DISCUSSION AND ANALYSIS

HEDGING POLICY

Under our Insider Trading Policy, all of our officers, employees and directors are prohibited from trading in options, warrants, puts and calls, or similar instruments on Company securities, or selling Company securities “short.” In addition, employees and directors may not purchase Company securities on margin or pledge Company securities.

STOCK OWNERSHIP POLICY

The Company has adopted a stock ownership and holding policy for our executive officers. The primary objectives of the policy are to create financial incentives that align the interests of executive officers with strong operating and financial performance of the Company, and encourage executive officers to operate the business of the Company with a long-term perspective. Under the policy, our CEO is required to hold Company stock with a value equal to at least three times her annual base salary, while the other executive officers are required to hold Company stock with a value equal to at least one times their annual base salary. The policy does not require executive officers to immediately acquire shares in an amount sufficient to meet the holding requirement. However, until the holding requirement is met, executive officers are subject to certain restrictions on their ability to dispose of shares of Company stock. The CEO is required to retain 100% of her shares until the holding requirement is met. All other executive officers are required to retain an amount of shares equal to 50% of their net after-tax performance-based equity awards until the holding requirement is met. The number of shares required to satisfy the stock ownership requirements is re-calculated annually, based on the closing price of the Company’s common stock on the date of the calculation. The Compensation Committee also reviews each officer’s holdings annually to ensure that appropriate progress toward the ownership goals is being made. All of our officers either meet the stock ownership requirement or are on track to do so by the applicable target date. Our stock ownership policy for non-employee directors is described on page 15 of this Proxy Statement.

EQUITY GRANT PRACTICES

Under the terms of our Stock Incentive Plan, the Compensation Committee is authorized to make grants of equity awards, but may delegate this authority as it deems appropriate. The committee has delegated authority to our CEO to make annual discretionary grants of RSUs with performance-based or time-based vesting conditions to non-executive employees for the purposes of attracting and retaining qualified employees. For 2019, the maximum RSU value that the CEO was authorized to award was $580,000 in the aggregate and $100,000 per award. The Compensation Committee has not delegated the authority to make executive awards.

We expect that we will continue to grant equity awards to the executive officers and other key employees, and to delegate authority to our CEO to make limited discretionary equity awards for attraction and retention purposes. We also expect to continue to make annual grants of restricted stock units with time-based vesting conditions to the Company’s directors.

The committee has not adopted a formal policy governing the timing of equity awards. However, we have generally made awards to officers in the first quarter of the fiscal year, and we expect to continue this practice.

INCENTIVE COMPENSATION CLAWBACK POLICY

In 2017, our Board of Directors adopted a compensation clawback policy that allows the independent directors, acting as a group, to cancel unvested incentive compensation and recover previously paid incentive compensation in the event a current or former executive officer engages in misconduct that contributes to the need for a material restatement of our financial results. Compensation awarded or earned during the 3-year period preceding the date as of which the Company is required to prepare a restatement is subject to clawback, provided that the compensation was awarded on or after the date the policy was adopted. In February 2019, the board amended and restated our clawback policy to permit the Company also to recover compensation based on a current or former executive officer’s egregious misconduct that causes significant reputational or financial harm to the Company. In the event of such misconduct the independent directors are authorized to cancel all unvested incentive compensation awards and require the return of compensation earned during the one-year period preceding the Company’s discovery of the misconduct. In determining the amount of compensation to recover under the policy, the independent directors may take into account any considerations they deem appropriate, including events that led to a financial restatement, the conduct of the executive, the impact of the misconduct, the cost of the recovery process, and the likelihood of successful recovery under governing law.

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Executive Compensation Tables

SUMMARY COMPENSATION TABLE

The table below shows the compensation earned by the Company’s named executive officers during the years ended December 31, 2017, 2018 and 2019. Only 2018 and 2019 compensation is shown for Mr. Kochavatr and Ms. Kaner, who joined the Company in 2018, and only 2019 compensation is shown for Mr. McFarland, who joined the Company in 2019.

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Totals ($)
Maria Pope President and CEO(1)	2019	876,077	—	2,124,935	861,406	134,472	69,058	4,065,948
	2018	789,183	—	1,499,987	853,078	10,032	63,782	3,216,062
	2017	540,491	—	545,362	333,540	88,124	71,937	1,579,454
James Lobdell Senior Vice President, Finance, CFO and Treasurer	2019	507,892	—	599,952	304,661	263,703	67,440	1,743,648
	2018	459,184	—	534,677	303,606	—	61,222	1,358,689
	2017	457,362	—	519,114	264,111	190,458	63,100	1,494,145
Lisa Kaner Vice President, General Counsel and Corporate Compliance Officer	2019	377,596	—	379,957	196,421	—	36,615	990,589
	2018	363,461	—	430,743	207,773	—	29,250	1,031,227
John McFarland Vice President, Customer Solutions, Chief Customer Officer	2019	208,846	150,000	359,938	89,179	—	241,112	1,049,075

John Kochavatr Vice President, Information Technology and Chief Information Officer	2019	353,762	—	237,996	175,887	—	100,134	867,779
	2018	300,442	200,000	430,973	148,231	—	263,438	1,343,084

(1)	Ms. Pope was appointed President effective October 1, 2017 and CEO effective January 1, 2018. She previously served as Senior Vice President, Power Supply, Operations and Resource Strategy.
(2)	Amounts in the Salary column include base salary earned and, where applicable, the value of paid time off deferred under the 2005 MDCP.
(3)	Amounts shown in the Bonus column relate to cash signing bonuses received in connection with the commencement of employment.
(4)

Amounts shown in the Stock Awards column represent the aggregate grant date fair value of PSU and RSU awards, computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, excluding the effect of estimated forfeitures related to service-based vesting. The grant date fair values reported above will likely vary from the actual amount realized by the named executive officer based on a number of factors, including the number of RSUs and PSUs that ultimately vest and the closing market price of our common stock on the vesting date. For RSUs, we calculate grant date fair value by multiplying the number of shares underlying the award by the NYSE closing price per share of our common stock on the grant date. For PSUs, we calculate grant date fair value by assuming the satisfaction of performance-based goals at the “target” level for all metrics other than TSR and multiplying the corresponding number of shares earned by the NYSE closing price per share of our common stock on the grant date. For the TSR portion of the PSUs, fair value is determined using a Monte Carlo simulation. See Note 14 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2019 for additional details regarding the assumptions made in the valuations reflected in this column.

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EXECUTIVE COMPENSATION TABLES

If the maximum number of shares issuable under the PSUs had been used to calculate the grant date fair value of the PSUs, the value of the PSUs and the aggregate grant-date fair value of all stock awards for 2019 would have been as follows:

Name	Maximum 2019 PSU Value ($)	Maximum Total 2019 Stock Award Value ($)
Maria Pope	3,187,451	3,718,660
James Lobdell	899,928	1,049,916
Lisa Kaner	569,983	664,948
John McFarland	314,997	517,437
John Kochavatr	356,994	416,493

(5)

Amounts in the Non-Equity Incentive Plan Compensation column represent cash incentive awards earned under the Company’s 2008 Annual Cash Incentive Master Plan for Executive Officers (ACI Plan). The terms of the 2019 awards are discussed on page 33 in the section entitled “Annual Cash Incentive Awards.”

(6)	Amounts in this column include the increase in the actuarial present value of the named executive officers’ accumulated benefits under the Portland General Electric Company Pension Plan.
(7)	The amounts in the All Other Compensation table for 2018 are described in the table below.

Name	Dividend Equivalent Rights ($)(a)	401(k) Contributions ($)(b)	Contributions to 2005 MDCP ($)(c)	HSA Contributions ($)(d)	Relocation Expenses and Related Tax Gross-Ups ($)(e)	Long-Term Disability Insurance ($)(f)	Other ($)(g)	Total ($)
Maria Pope	43,639	18,762	—	1,750	—	4,800	107	69,058
James Lobdell	40,720	17,723	2,194	1,750	—	4,700	353	67,440
Lisa Kaner	1,751	29,462	—	1,750	—	3,625	27	36,615
John McFarland	—	19,177	166	1,313	218,530	1,883	43	241,112
John Kochavatr	3,721	29,242	507	1,750	61,625	3,246	43	100,134

(a)	Represents the value of dividend equivalent rights earned under restricted stock unit awards, which is not included in the Stock Awards column in the Summary Compensation Table.
(b)	Represents Company contributions to the named executive officers’ accounts under the 401(k) Plan.
(c)

Represents Company contributions to the named executive officers’ accounts under the 2005 MDCP. See page 28 under the heading “Non-Qualified Deferred Compensation” for a discussion of the terms of the 2005 MDCP.

(d)	Represents Company contributions to named executive officers’ individual health savings accounts.
(e)

Represents (i) in the case of Mr. McFarland, reimbursement of $123,114 in relocation-related expenses and a $95,886 tax gross-up of that amount, and (ii) in the case of Mr. Kochavatr, a $61,625 tax gross-up of reimbursements for relocation expenses that were incurred in 2018.

(f)	Represents Company contributions for long-term disability insurance.
(g)	Includes the value of ID theft protection, wellness plan incentive rewards and miscellaneous tax gross-ups.

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2020

GRANTS OF PLAN-BASED AWARDS

The following table summarizes grants of plan-based awards made to the named executive officers in 2019.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards (Number of Units)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (Number of Shares)	Target (Number of Shares)	Max (Number of Shares)		Grant Date Fair Value ($)(4)
Maria Pope	2/12/2019	413,462	826,923	1,240,385
	2/13/2019				16,380	32,759	65,518		1,593,725
	2/13/2019							10,919	531,209
James Lobdell	2/13/2019	146,233	292,465	438,698
	2/13/2019				4,625	9,249	18,498		449,964
	2/13/2019							3,083	149,988
Lisa Kaner	2/12/2019	94,279	188,558	282,836
	2/13/2019				2,929	5,858	11,716		284,992
	2/13/2019							1,952	94,965
John McFarland	2/12/2019	44,394	88,788	133,183
	4/23/2019				1,556	3,112	6,224		157,498
	4/23/2019							1,037	52,483
	4/23/2019							2,963	149,957
John Kochavatr	2/12/2019	84,423	168,846	253,269
	2/13/2019				1,835	3,669	7,338		178,497
	2/13/2019							1,223	59,499

(1)

These columns show the range of potential payouts for cash incentive awards granted in 2019 under our ACI Plan. The amounts shown in the Threshold column reflect payouts at threshold performance, which are 50% of target awards. The amounts in the Target column reflect payouts at target performance, which are 100% of the target awards. The amounts shown in the Maximum column reflect maximum payouts, which are 150% of the target awards. See the section of the Compensation Discussion and Analysis entitled “Annual Cash Incentive Awards” on pages 33 to 36 for a description of the awards.

(2)

These columns show the estimated range of potential payouts for awards of PSUs granted in 2019 under our Stock Incentive Plan. The amounts shown in the Threshold column reflect the minimum number of PSUs that could vest, which is 50% of the target amount shown in the Target column. The number of PSUs shown in the Maximum column is equal to 200% of the target amount. See the section of the Compensation Discussion and Analysis entitled “Long-Term Equity Incentive Awards” on pages 37 to 41 for a description of the awards.

(3)	This column shows the number of RSUs granted to the named executive officers in 2019.
(4)

The grant date fair values for the PSUs assume performance at target levels. The grant date fair values of the awards of PSUs and RSUs to Mr. McFarland are based on a stock price of $50.61 (the closing price of the Company’s common stock on the grant date of April 23, 2019). The grant date fair values of the awards of PSUs and RSUs to the other named executive officers are based on a stock price of $48.65 (the closing price of the Company’s common stock on the grant date of February 13, 2019).

50

EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2019

The following table summarizes the unvested equity-based awards held by our named executive officers at December 31, 2019.

Name	Grant Date	Number of Units of Stock That Have Not Vested	Market Value of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested ($)	Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)(1)
Maria Pope	02/14/2018(2)			37,556	2,095,249
	02/13/2019(3)			32,759	1,827,625
	02/13/2019(4)	10,919	609,171
James Lobdell	02/14/2018(2)			13,387	746,861
	02/13/2019(3)			9,249	516,002
	02/13/2019(4)	3,083	172,001
Lisa Kaner	02/14/2018(2)			8,281	461,997
	02/13/2019(3)			5,858	326,818
	02/13/2019(4)	1,952	108,902
John McFarland	04/23/2019(3)			3,112	173,618
	04/23/2019(4)	1,037	57,854
	04/23/2019(5)	2,963	165,306
John Kochavatr	02/14/2018(2)			5,783	322,634
	02/13/2019(3)			3,669	204,694
	02/01/2018(6)	2,399	133,840
	02/13/2019(4)	1,223	68,231

(1)	Market value is based on the NYSE closing price of our common stock on December 31, 2019, which was $55.79.
(2)

Amounts in these rows relate to awards of PSUs with a three-year performance period ending December 31, 2020 granted under the 2018 LTI Award Program. Pursuant to SEC rules, the PSUs are represented at the target amount of shares that may be earned under the awards. The actual number of shares that will vest under the PSUs (if any) will be determined based on the Company’s performance relative to the metrics for the awards (ROE as a percentage of allowed ROE and relative TSR), subject to the approval of the Compensation Committee. The amount shown does not represent our estimate of the actual achievement to date under the awards.

(3)

Amounts in these rows relate to awards of PSUs with a three-year performance period ending December 31, 2021 granted under the 2019 LTI Award Program. Pursuant to SEC rules, the PSUs are represented at the target amount of shares that may be earned under the awards. The actual number of shares that will vest under the PSUs (if any) will be determined based on the Company’s performance relative to the metrics for the awards (ROE as a percentage of allowed ROE, EPS growth, energy supply decarbonization and relative TSR), subject to the approval of the Compensation Committee. The amount shown does not represent our estimate of the actual achievement to date under the awards.

(4)	Amounts in this row relate to the award of RSUs with a vesting date of February 13, 2022.
(5)

Amount in this row relates to an award of RSUs to Mr. McFarland in connection with his commencement of employment on April 19, 2019. Of the total number of RSUs awarded, 50% have a vesting date of April 19, 2020 and 50% have a vesting date of April 19, 2021.

(6)	Amount in this row relates to an award of RSUs to Mr. Kochavatr in connection with his commencement of employment on February 1, 2018. The amount shown vested on February 1, 2020.

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2020

STOCK UNITS VESTED

The following table shows, for each of the named executive officers, the number and aggregate value of restricted stock units and related dividend equivalent rights that vested during 2019.

Name	Number of Shares Acquired on Vesting of Restricted Stock Units(1)	Value Realized on Vesting ($)(2)
Maria Pope	11,724	570,373
James Lobdell	10,943	532,377
Lisa Kaner	2,284	111,117
John McFarland	—	—
John Kochavatr	2,476	118,105

(1)

The amounts shown in this column constitute the aggregate number of PSUs and/or RSUs, together with related dividend equivalent rights, that vested in 2019. The amounts shown include shares that were withheld for applicable taxes. See page 41 under the heading “Service Requirement” and page 42 under the heading “2019 RSU Awards” for a discussion of the vesting conditions of the PSUs and RSUs, respectively.

(2)

Pursuant to SEC rules, the “value realized” on the vesting of PSUs and related dividend equivalents is equal to the number of shares that vested multiplied by the NYSE closing price of the Company’s common stock on the vesting date.

PENSION BENEFITS

The following table shows the actuarial present value of Ms. Pope’s and Mr. Lobdell’s accumulated benefit under the Pension Plan as of December 31, 2019. The Pension Plan was closed to new participants before Ms. Kaner, Mr. McFarland and Mr. Kochavatr joined the Company.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit
Maria Pope	Pension Plan	11.00	$499,338
James Lobdell	Pension Plan	35.00	$1,658,410
Lisa Kaner	Pension Plan	—	—
John McFarland	Pension Plan	—	—
John Kochavatr	Pension Plan	—	—

Participants in the Portland General Electric Company Pension Plan (Pension Plan) earn benefits under the plan during each year of employment. Employees are vested in plan benefits after 5 years of service. Normal retirement age under the plan is 65. Early retirement income is available to participants after age 55, but benefits are reduced for each year prior to the normal retirement date. Mr. Lobdell, but not Ms. Pope, is currently eligible for early retirement under the Pension Plan.

For non-union plan participants, the basic monthly pension benefit is based on Final Average Earnings (“FAE”), defined as the highest consecutive 60 months of earnings (base pay paid, excluding reductions due to income deferrals) during the last 120 months of employment.

The basic pension benefit under the plan is calculated as follows:

Monthly Benefit	=	1.2% of FAE for first 30 years of service	+	0.5% of FAE in excess of 35-Year Average of Social Security Taxable Wage Base	+	0.5% of FAE for each year of service over 30 years

52

EXECUTIVE COMPENSATION TABLES

The normal form of payment for a participant who does not have a spouse is a straight life annuity, which makes periodic payments to the participant until his or her death. The normal form of payment if the participant has a spouse is a contingent annuity, which makes full payments for the life of the participant and thereafter 50% of the full payments until the death of the spouse if he or she survives the participant.

Pension Plan calculations are based on assumptions that are reviewed annually with the Company’s actuaries. The benefit calculation shown in the table above assumes retirement at age 65 (or current age if later), a discount rate of 3.43% and mortality assumptions based on the Generational Annuitant Mortality (PRI-2012 with MP2018 projection and 20 year convergence to SSA smoothed long-term rates). These assumptions are the same ones used for financial reporting purposes.

NON-QUALIFIED DEFERRED COMPENSATION

We offer a select group of management and highly compensated employees an opportunity to defer compensation under the Company’s 2005 Management Deferred Compensation Plan (2005 MDCP). Before January 1, 2005 (the effective date of the 2005 MDCP), eligible employees were able to defer compensation under the Portland General Electric Company Management Deferred Compensation Plan established in 1986 (1986 MDCP). The following table shows the named executive officers’ contributions and earnings in 2019 and balances as of December 31, 2019 under the 2005 MDCP and 1986 MDCP. The accompanying narrative describes key provisions of the plans.

Name	Plan	Executive Contributions in 2019 ($)(1)	Company Contributions in 2019 ($)(2)	Aggregate Earnings in 2019 ($)	Aggregate Balance at 12/31/19 ($)(3)
Maria Pope	2005 MDCP	44,447	—	54,952	1,295,813
	1986 MDCP	—	—	—	—
James Lobdell	2005 MDCP	150,689	2,194	49,537	1,207,627
	1986 MDCP	—	—	121,079	1,847,274
Lisa Kaner	2005 MDCP	—	—	—	—
	1986 MDCP	—	—	—	—
John McFarland	2005 MDCP	5,538	166	74	5,778
	1986 MDCP	—	—	—	—
John Kochavatr	2005 MDCP	39,807	507	2,180	69,062
	1986 MDCP	—	—	—	—

(1)

Amounts in this column include salary and paid-time-off deferrals that are reflected in the Salary column of the Summary Compensation Table, as well as cash incentive award deferrals that are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)

Amounts in this column include a Company matching contribution of 3% of annual base salary deferred under the applicable plan. These amounts are included in the Summary Compensation Table under “All Other Compensation.”

(3)

All amounts included in this column were reported as compensation to the named executive officer in the Company’s Summary Compensation Table for previous years, other than amounts earned before the officer first became a named executive officer.

Each calendar year participants may defer up to 80% of their base salary and 100% of their cash incentive compensation. Participants may also contribute cash payments in lieu of up to 160 hours of canceled paid time off (the excess, as of year-end, of their unused paid time off over 200 hours). The Company provides a 3% matching contribution for base salary deferred.

Amounts deferred under the 2005 MDCP accrue interest that is .5% higher than the annual yield on Moody’s Average Corporate Bond Yield Index. The 1986 MDCP provides interest that is 3.0% higher than the same Moody’s index.

Payments under both plans are triggered by termination of employment (under the 2005 MDCP, beginning six months after separation from service; a participant’s account balance during the six-month delay continues to accrue interest). Under both plans, benefits are paid in one of the following forms, as elected by the participant in a payment election form filed each year for the following year’s deferrals: (i) a lump-sum payment; (ii) monthly installments in equal payments of principal and interest over a period of up to 180 months; or (iii) monthly installment payments over a period of up to 180 months, consisting of interest only payments for up to 120 months and principal and interest payments of the remaining account balance over the remaining period. If the participant is under 55 years of age upon termination of employment, the restoration of pension benefits payment is made in a lump sum with the first monthly payment.

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2020

TERMINATION AND CHANGE IN CONTROL BENEFITS

The tables below show the estimated value of payments and other benefits to which the named executive officers would be entitled under the Company’s plans and programs upon termination of employment in specified circumstances and following a change in control of the Company. The amounts shown assume that the effective date of the termination or change in control was December 31, 2019. Benefits that (i) do not discriminate in favor of executive officers and are generally available to salaried employees or (ii) are disclosed above under “Pension Benefits” and “Non-Qualified Deferred Compensation” are not shown in the tables below.

Maria Pope Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)
Severance Pay Plan(1)	—	850,000	—	1,676,923	—
PSUs(2)(3)	—	—	—	4,083,159	1,922,189
RSUs(4)	—	—	—	—	178,809
Annual Cash Incentive Award(5)	—	—	—	—	861,406
Outplacement Assistance Plan(6)	—	25,000	—	—	—
Total	—	875,000	—	5,760,082	2,962,404

James Lobdell Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)
Severance Pay Plan(1)	—	500,000	—	792,465	—
PSUs(2)(3)	643,984	643,984	—	1,316,365	643,984
RSUs(4)	50,487	50,487	—	50,487	50,487
Annual Cash Incentive Award(5)	304,661	304,661	—	304,661	304,661
Outplacement Assistance Plan(6)	—	25,000	—	—	—
Deferred Compensation Plan(7)	—	—	73,890	—	—
Total	999,132	1,524,132	73,890	2,463,978	999,132

Lisa Kaner Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)
Severance Pay Plan(1)	—	380,000	—	568,558	—
PSUs(2)(3)	—	—	—	822,066	400,684
RSUs(4)	—	—	—	—	31,966
Annual Cash Incentive Award(5)	—	—	—	—	196,421
Outplacement Assistance Plan(6)	—	25,000	—	—	—
Total	—	405,000	—	1,390,624	629,071

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EXECUTIVE COMPENSATION TABLES

John McFarland Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)
Severance Pay Plan(1)	—	300,000	—	388,788	—
PSUs(2)(3)	—	—	—	178,361	52,833
RSUs(4)	—	—	—	—	100,579
Annual Cash Incentive Award(5)	—	—	—	—	89,179
Outplacement Assistance Plan(6)	—	25,000	—	—	—
Total	—	325,000	—	567,149	242,591

John Kochavatr Benefit Plan or Award	Voluntary Termination ($)	Involuntary Not for Cause Termination ($)	Change in Control ($)	Termination Following Change in Control ($)	Death or Disability ($)
Severance Pay Plan(1)	—	340,000	—	508,846	—
PSUs(2)(3)	—	—	—	549,922	272,646
RSUs(4)	—	—	—	—	148,009
Annual Cash Incentive Award(5)	—	—	—	—	175,887
Outplacement Assistance Plan(6)	—	25,000	—	—	—
Total	—	365,000	—	1,058,768	596,542

(1)

The amounts shown in the Involuntary Not for Cause Termination column consist of severance payments equal to 12 months of base salary at December 31, 2019 salary levels. The amounts shown in the Termination Following Change in Control column consist of 12 months of base salary at December 31, 2019 salary levels plus the value of the target ACI award for 2019.

(2)

Amounts in the Voluntary Termination and Death or Disability columns reflect the value at December 31, 2019 of PSUs granted in 2018 and 2019, assuming performance at 89.0% of target for the 2019 grants and 93.0% of target for the 2018 grants. The payout percentages for the PSU awards are based on forecasted results. The values reflect the NYSE closing price of the Company’s common stock on December 31, 2019 ($55.79). No amounts are shown for the named executive officers other than Mr. Lobdell in the Voluntary Termination column because at December 31, 2019 these officers were not retirement-eligible, as defined in the Pension Plan. See below under the heading “Vesting of PSUs and RSUs in Event of Death, Disability or Retirement.”

(3)

Amounts in the Termination Following Change in Control column constitute the value at December 31, 2019 of PSUs granted in 2018 and 2019. These grants included provisions for accelerated vesting in the event of a termination following a Change in Control, as described in the narrative below. The value shown reflects the closing price of the Company’s common stock on December 31, 2019 ($55.79).

(4)

The amounts shown in the Voluntary Termination and Death or Disability columns reflect the value at December 31, 2019 of outstanding RSUs. No values are shown in the Voluntary Termination column for Ms. Pope and Ms. Kaner and Mr. McFarland and Mr. Kochavatr because they were not retirement-eligible, as defined under the Company’s Pension Plan, at December 31, 2019. See below under the heading “Vesting of PSUs and RSUs in Event of Death, Disability or Retirement.”

(5)

Amounts shown in this row consist of payouts under awards made under the ACI Plan. The amount of the payout is based on actual performance results for the year. No amounts are shown in the Voluntary Termination column for the named executive officers other than Mr. Lobdell because at December 31, 2019 these officers were not retirement-eligible as defined in the Pension Plan, which is required for early vesting in the event of voluntary termination under the terms of the ACI Plan. See below under the heading “ACI Plan” for additional details.

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2020

(6)

Amounts in this row are the estimated value of outplacement assistance consulting services the named executive employee would receive, assuming that the executive is granted twelve months of outplacement assistance, at a value of $20,000 for the first nine months and $5,000 for an additional three months.

(7)

In the event of a Change of Control, as defined in the 1986 MDCP, participants are eligible to take an accelerated distribution of their account balances at a reduced forfeiture rate. See the section below entitled “1986 MDCP” for additional information. Of the 2019 named executive officers, only Mr. Lobdell has an account balance under the 1986 MDCP. The amount shown in the Change in Control column is the amount by which the forfeiture would be reduced, assuming that a Change in Control occurred on December 31, 2019 and Mr. Lobdell elected to take an early distribution of his 1986 MDCP account balance as of that date.

SEVERANCE PAY PLAN

Under the Company’s Severance Pay Plan for Executive Employees, executives of the Company are eligible for severance pay if they are terminated without cause, or voluntarily terminate employment for good reason and within 90 days following the event that constitutes good reason. If the termination occurs within two years after a change in control, the benefit is equal to 12 months of base pay plus the value of the executive’s target annual cash incentive award. If the termination is not within two years of a change in control, the severance benefit is equal to 12 months of base pay.

For purposes of the plan, the terms “change in control,” “cause,” and “good reason” have the following meanings:

“Change in control” means any of the following:

•	A person or entity becomes the beneficial owner of Company securities representing more than 30% of the combined voting power of the Company’s then outstanding voting securities;

•

During any period of two consecutive years, individuals who at the beginning of the period constitute the members of the Board of Directors and any new director whose election to the Board of Directors or nomination for election to the Board of Directors by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors;

•

The Company merges with or consolidates into any other corporation or entity, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than 50% of the combined voting power of the voting securities of the Company or other surviving entity outstanding immediately after such merger or consolidation; or

•	The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

“Good reason” means the occurrence of any of the following conditions:

•

A material adverse change in the nature of the executive’s duties or responsibilities (provided that merely ceasing to be an officer of a public Company does not itself constitute a material adverse change);

•	A material reduction in the executive’s base compensation or incentive compensation opportunities; or

•	A mandatory relocation of the executive’s principal place of work in excess of 50 miles.

“Cause” in the case of a termination that occurs within two years of a change in control is defined as:

•

The substantial and continuing failure of the executive to perform substantially all of his or her duties to the Company (other than a failure resulting from incapacity due to physical or mental illness), after 30 days’ notice from the Company;

•	The violation of a Company policy that could reasonably be expected to result in termination;

•	Dishonesty, gross negligence or breach of fiduciary duty;

•	The commission of an act of fraud or embezzlement, as found by a court of competent jurisdiction;

•	The conviction of a felony; or

•

A material breach of the terms of an agreement with the Company, provided that the Company provides the executive with adequate notice of the breach and the executive fails to cure the breach within 30 days after receipt of notice.

“Cause” in the case of a termination that does not occur within two years of a change in control is defined as a violation of Company standards of performance, conduct or attendance (as construed by the Company in its sole discretion).

56

EXECUTIVE COMPENSATION TABLES

STOCK INCENTIVE PLAN

Compensation Committee Discretion in Event of Change in Control

Under the terms of the Stock Incentive Plan, in the event of a change in control or a significant change in the business condition or strategy of the Company, the Compensation Committee may accelerate distribution of stock awards, provide payment to the participant of cash or other property equal to the fair market value of the award, adjust the terms of the award, cause the award to be assumed, or make such other adjustments to awards as the committee considers equitable to the participant and also in the best interest of the Company and its shareholders.

Change in Control Provisions in PSU Awards

Our PSU awards for executives provide for accelerated vesting in the event of the executive’s termination following a change in control. Under the terms of the grant agreements, a number of such performance RSUs will vest automatically if, within two years following a change in control: (i) the grantee’s employment is terminated by the Company without cause, or (ii) the grantee voluntarily terminates employment for good reason within 90 days after the event constituting good reason. For purposes of the PSU awards, the terms “change in control,” “cause,” and “good reason” have the same definitions as those described above under the heading “Severance Pay Plan.”

To determine the number of PSUs that would vest in the event of a termination following a change in control, the Compensation Committee is required to use a performance percentage calculated in accordance with the terms of the awards, subject to the committee’s right to adjust awards, and to the following principles:

•

For the return on equity performance goal, Accounting ROE would be assumed to be actual accounting ROE for any fiscal years that ended prior to the termination of employment, and target ROE for any other fiscal years included in the performance period.

•	For the relative total shareholder return goal, target performance results would be assumed for the 3-year performance period.

The number of dividend equivalent rights would be determined in accordance with the terms of the awards, calculated as if the date of termination were the end of the performance period.

Vesting of PSUs and RSUs in Event of Death, Disability or Retirement

The PSU and RSU award agreements with the named executive officers provide for early vesting of the performance RSUs in the event an officer’s employment is terminated due to the officer’s death, disability or retirement (as defined under our Pension Plan, which requires five years of service and a minimum age of 55). In the case of PSUs, the number of units that vest is determined by multiplying the performance percentage by the number of PSUs originally granted and by the percentage of the performance period that the officer was actively employed. In the case of RSUs, the number of units that vest is determined by multiplying the number of RSUs originally granted by the percentage of the vesting period that the officer was employed.

ACI PLAN

Under the terms of the ACI Plan, if a participant’s employment terminates due to death, disability or retirement, the Company will pay an award to the participant or the participant’s estate if and when awards are payable generally to other participants under the plan. The amount of the award will be prorated to reflect the number of full and partial months during the year in which the participant was employed. For the purposes of this provision, “retirement” means a participant’s termination of employment after meeting the requirements for retirement under the Pension Plan (currently age 55 with five years of service).

OUTPLACEMENT ASSISTANCE PLAN

The Company maintains the Portland General Electric Company Outplacement Assistance Plan to cover the cost of outplacement assistance for certain employees who lose their jobs as a result of corporate, departmental or work group reorganization, including the elimination of a position or similar business circumstances. Eligible management employees, including officers, are offered the services of an outside outplacement consultant for three to twelve months, with the exact length of the services determined by the Compensation Committee.

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1986 MDCP

The 1986 MDCP allows participants to elect an accelerated distribution of all or a portion of their accounts, which results in a forfeiture of a portion of the distributed amounts. Following a Change of Control, as defined in the plan, only 6% of the distribution is forfeited, rather than the 10% forfeiture normally provided for under the plan. “Change of Control” is defined in the 1986 MDCP as an occurrence in which: (1) a person or entity becomes the beneficial owner of securities representing 30% or more of the voting power of the Company’s outstanding voting securities, or (2) during any period of two consecutive years, individuals who at the beginning of the period constituted the Board, and any new director whose election by the board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors in office who either were directors as of the beginning of the period or whose election or nomination was previously so approved, cease to constitute at least a majority of the Board.

Pay Ratio Disclosure

In accordance with SEC rules, we are disclosing the ratio of the annual total compensation of our CEO to the annual total compensation of the individual we have identified as our median employee for this purpose.

We identified our median employee by examining 2019 taxable earnings, as reported on W-2 forms (W-2 taxable earnings), for all individuals who were employed by the Company on December 31, 2019, other than our CEO. We believe that the use of W-2 taxable earnings, which is a broad and widely used measure of annual compensation, is an appropriate measure by which to determine the median employee. We included all employees, whether employed on a full-time, part-time or seasonal basis, and we did not annualize the compensation of any full-time employee who was employed for less than the full 2019 calendar year. After identifying the median employee based on 2019 W-2 taxable earnings, we calculated annual total compensation for the median employee using the same methodology that we use for our named executive officers as set forth in the Totals column in the 2019 Summary Compensation Table. As measured using that methodology, our CEO’s annual total compensation for 2019 was $4,065,948 and our median employee’s annual total compensation for 2019 was $122,167. As a result, our 2019 CEO to median employee pay ratio was approximately 33:1.

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Item 2: Advisory Vote on Executive Compensation

As described in detail in the Compensation Discussion and Analysis section of this Proxy Statement, our executive compensation programs are designed to attract and retain highly qualified executive officers and to provide them with incentives to advance the interests of our stakeholders, which include our customers, our shareholders, our employees, and the communities we serve.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement by voting to approve the resolution set forth below. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of the Portland General Electric Company (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the 2019 Summary Compensation Table and the other related tables and disclosure in the Proxy Statement for the Company’s 2020 Annual Meeting of Shareholders.”

Approval of this proposal will require that the number of votes cast in favor of this proposal exceeds the number of votes cast against this proposal.

While this is a non-binding, advisory vote, the Compensation Committee will take the outcome of the vote into account when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

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Audit Committee Matters

AUDIT COMMITTEE REPORT

The Audit Committee’s primary responsibilities are to assist the Board with oversight of the integrity of PGE’s financial statements and system of internal controls, the independent auditor’s qualifications and independence, the performance of PGE’s internal audit function and independent auditor, and the Company’s compliance with legal and regulatory requirements.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, for the Company’s accounting and financial reporting principles, and for the design, implementation and operating effectiveness of internal controls and procedures designed to ensure compliance with generally accepted accounting principles and applicable laws and regulations.

Our independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and of its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and expressing an opinion as to the conformity of the Company’s financial statements with generally accepted accounting principles and the effectiveness of its internal control over financial reporting.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with each of management and the independent registered public accounting firm for 2019, Deloitte & Touche LLP (Deloitte). The committee has discussed with Deloitte significant accounting policies that the Company applies in its financial statements, as well as alternative treatments and critical audit matters addressed during the audit. We have further discussed with Deloitte the matters required to be discussed under applicable PCAOB standards. We have received from Deloitte the written disclosures required by applicable PCAOB rules regarding Deloitte’s independence, discussed with Deloitte its independence, and considered whether the non-audit services provided by Deloitte are compatible with maintaining its independence.

Based upon the reports and discussions referenced above, the committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

The Audit Committee has appointed Deloitte as the Company’s independent registered public accounting firm for fiscal year 2020.

AUDIT COMMITTEE

Neil Nelson (Chair)

Mark Ganz

Michael Millegan

Lee Pelton

Charles Shivery

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AUDIT COMMITTEE MATTERS

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table provides information about fees the Company paid to Deloitte in 2018 and 2019.

	2018	2019
Audit Fees(1)	1,747,880	$1,787,755
Audit-Related Fees(2)	25,000	26,000
Tax Fees(3)	15,404	—
All Other Fees(4)	3,790	1,895
Total	1,792,074	1,815,650

(1)

For professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 and for the review of the interim consolidated financial statements included in quarterly reports on Form 10-Q. Audit Fees also include services normally provided in connection with statutory and regulatory filings or engagements, assistance with and review of documents filed with the SEC, the issuance of consents and comfort letters, as well as the independent auditor’s report on the effectiveness of internal control over financial reporting.

(2)

For assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements not reported under “Audit Fees” above, including attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and audits of the statements of activities of jointly owned facilities. Also includes amounts reimbursed to PGE in connection with cost sharing arrangements for certain services.

(3)	For professional tax services, including consulting and review of tax returns.
(4)

For all other products and services not included in the above three categories, including reference products related to income taxes and financial accounting matters. Both 2018 and 2019 “Other Fees” include Deloitte & Touche annual DART (Deloitte Accounting Research Tool site) subscription.

PRE-APPROVAL POLICY FOR INDEPENDENT AUDITOR SERVICES

The Board has adopted a policy for pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditor. Each year, the Audit Committee approves the terms on which the independent auditor is engaged for the ensuing fiscal year. All requests for audit, audit-related and tax services that are not on the pre-approved list of specified services must be approved by the Audit Committee. Management and the independent auditors are required to report at least quarterly to the Audit Committee regarding the services provided, and fees paid for such services, compared to the services and fees that were pre-approved in accordance with the pre-approval policy. The committee is authorized under the pre-approval policy to delegate its pre-approval authority to a member of the committee.

All audit and permissible non-audit services provided by the independent auditors during 2019 and 2018 were pre-approved by the Audit Committee.

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Item 3: Ratification of the Appointment of Deloitte as Independent Registered Public Accounting Firm

Our Audit Committee is directly responsible for the selection, appointment, compensation, and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee has appointed Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2020. Deloitte has served as our independent registered public accounting firm since 2004.

The Audit Committee annually reviews Deloitte’s qualifications, performance and independence in determining whether to retain Deloitte as the Company’s independent registered public accounting firm. In conducting its review, the Audit Committee considers, among other factors:

•	Deloitte’s professional qualifications and reputation for integrity and competence in the fields of accounting and auditing,

•	the qualifications of the lead audit partner and other key audit engagement members,

•

Deloitte’s current and historical performance on the Company’s audits, including the extent and quality of its communications with the Audit Committee and the Company’s management and internal audit department,

•	the depth of Deloitte’s knowledge of the Company’s business, internal controls, and accounting practices,

•	the nature and extent of Deloitte’s non-audit services,

•	an analysis of Deloitte’s known legal risks and significant proceedings that could impair its ability to perform the Company’s annual audit,

•	the appropriateness of Deloitte’s audit fees,

•	Deloitte’s tenure as the Company’s independent auditor, and

•	the potential impact of selecting a different independent registered public accounting firm.

The Audit Committee and the Board believe that the retention of Deloitte to serve as the Company’s independent registered public accounting firm for 2020 is in the best interests of the Company and its shareholders, and we are asking shareholders to ratify the appointment of Deloitte. Although ratification is not required by law or under our bylaws or other corporate governance documents, the Board is submitting the appointment of Deloitte to our shareholders for ratification because we value our shareholders’ views on this matter and as a matter of good corporate governance. If our shareholders do not ratify the appointment, this will be considered a recommendation to the Board and the Audit Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of Deloitte are expected to be present at our 2020 Annual Meeting of Shareholders and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm will require that the number of votes cast in favor of this proposal exceeds the number of votes cast against this proposal.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

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Stock Ownership Information

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

On February 28, 2020 there were 89,463,547 shares of PGE common stock outstanding. The following table sets forth, as of that date unless otherwise specified, the beneficial ownership of PGE common stock of (1) known beneficial owners of more than 5% of the outstanding shares of PGE common stock, (2) each director or nominee for director, (3) each of our “named executive officers” listed in the Summary Compensation Table, and (4) our executive officers and directors as a group. Each of the persons named below has sole voting power and sole investment power with respect to the shares set forth opposite his, her or its name, except as otherwise noted.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% or Greater Holders
The Vanguard Group, Inc.(1) 100 Vanguard Blvd. Malvern, PA 19355	9,847,842		11.01%
BlackRock, Inc.(2) 40 East 52nd Street New York, NY 10022	7,018,588		7.9%
Non-Employee Directors
John Ballantine	25,045	(3)(4)	*
Rodney Brown	24,369	(3)	*
Jack Davis	16,534	(3)(5)	*
Kirby Dyess	21,411	(3)	*
Marie Oh Huber	2,111	(3)
Mark Ganz	25,045	(3)(6)	*
Kathryn Jackson	13,222	(3)	*
Michael Millegan	2,723	(3)	*
Neil Nelson	24,645	(3)	*
Lee Pelton	25,045	(3)	*
Charles Shivery	13,640	(3)	*
Named Executive Officers
Maria Pope	40,662	(7)	*
James Lobdell	57,251	(8)	*
Lisa Kaner	6,505	(9)	*
John McFarland	2,802	(10)	*
John Kochavatr	2,975	(11)	*
All of the Company’s executive officers and directors as a group (21 persons)	383,845	(12)	*

*	Percentage is less than 1% of PGE common stock outstanding.
(1)

As reported on Schedule 13G/A filed with the SEC on February 12, 2020, reporting information as of December 31, 2019. According to Schedule 13G/A, includes sole voting power with respect to 114,604 shares, shared voting power with respect to 33,990 shares, sole dispositive power with respect to 9,739,176 shares, and shared dispositive power with respect to 108,666 shares.

(2)

As reported on Schedule 13G/A filed with the SEC on February 5, 2020, reporting information as of December 31, 2019. The Schedule 13G/A indicates that the shares are held by 14 separate entities and that none of these entities beneficially owns 5% or more of the outstanding PGE common stock. According to Schedule 13G/A, includes sole voting power with respect to 6,775,578 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 6,775,578 shares, and shared dispositive power with respect to 0 shares.

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(3)

Includes 2,178 shares of common stock (2,111 in the case of Ms. Huber) that will be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that will vest within 60 days of February 28, 2020.

(4)	Includes 300 shares of common stock held indirectly in the John W. Ballantine Self Declaration of Trust.
(5)	Includes 14,356 shares of common stock held jointly with Mr. Davis’s spouse, who shares voting and investment power.
(6)	Includes 21,641 shares of common stock that are held jointly with Mr. Ganz’s spouse, who shares voting and investment power.
(7)

Includes 5,157 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of February 28, 2020 if Ms. Pope terminates employment due to (i) death, (ii) disability, or (iii) retirement after attaining age 55 with at least five years of service. Includes 35,505 shares jointly held with Ms. Pope’s spouse, who shares voting and investment power with respect to such shares.

(8)

Includes 3,837 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of February 28, 2020 if Mr. Lobdell terminates employment due to (i) death, (ii) disability, or (iii) retirement after attaining age 55 with at least five years of service while satisfying the Rule of 75, as described on page 41.

(9)

Includes 927 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of February 28, 2020 if Ms. Kaner terminates employment due to death or disability.

(10)

Includes 1,281 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of February 28, 2020 if Mr. McFarland terminates employment due to death or disability.

(11)

Includes 577 shares of common stock that would be issued upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon) that would vest within 60 days of February 28, 2020 if Mr. Kochavatr terminates employment due to death or disability.

(12)	Includes 41,405 shares of common stock issuable within 60 days of February 28, 2020 upon the vesting of restricted stock units (and dividend equivalent rights accrued thereon).

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in their ownership of common stock and other equity securities of the Company. SEC rules require that we disclose late filings of reports of stock ownership (and changes in stock ownership) by our directors and executive officers and persons who beneficially own more than 10% of our common stock. To the best of our knowledge, all of the filings required by Section 16(a) of the Securities Exchange Act of 1934 for our directors and executive officers and persons who beneficially own more than 10% of our common stock were made on a timely basis in 2019, except that Marc Ganz filed a single Form 4 on August 16, 2019 relating to eleven transactions that Mr. Ganz made with the Mark B. Ganz Revocable Trust in prior years.

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Additional Information

DEFINED TERMS AND ACRONYMS

ACI	annual cash incentive
ACI Plan	2008 Annual Cash Incentive Master Plan for Executive Officers
Annual Meeting	2020 Annual Meeting of Shareholders to be held on April 22, 2020
Board	Portland General Electric Company Board of Directors
CEO	Chief Executive Officer
CFO	Chief Financial Officer
Company	Portland General Electric Company
Compensation Committee	Compensation and Human Resources Committee
Deloitte	Deloitte & Touche, LLP
EPS	earnings per diluted share
FASB ASC	Financial Accounting Standards Board Accounting Standards Codification
FW Cook	Frederic W. Cook & Company, Inc.
Governance Committee	Nominating and Corporate Governance Committee
LTI	long-term incentive
1986 MDCP	Portland General Electric Company Management Deferred Compensation Plan
2005 MDCP	Portland General Electric Company 2005 Management Deferred Compensation Plan
named executive officers	the officers of the Company identified on page 27 of this Proxy Statement
NYSE	New York Stock Exchange
OPUC	Oregon Public Utility Commission
PCAOB	Public Company Accounting Oversight Board
Pension Plan	Portland General Electric Company Pension Plan
PGE	Portland General Electric Company
PSU	performance-vested restricted stock unit
ROE	return on equity
RSU	time-vested restricted stock unit
SEC	Securities and Exchange Commission
SERP	supplemental executive retirement plan
TSR	total shareholder return

FIND INFORMATION ONLINE

Corporate Governance

https://investors.portlandgeneral.com/corporate-governance

•	Amended and Restated Certificate of Incorporation
•	Amended and Restated Bylaws
•	Board of Directors and Corporate Officers
•	Committee Charters
•	Code of Business Conduct and Ethics
•	Code of Ethics
•	Communications to the Board of Directors
•	Corporate Governance Guidelines
•	Related Persons Transactions Policy

Sustainability, Environmental and Social

https://investors.portlandgeneral.com/ESG

•	Clean Energy Vision
•	PGE Sustainability Report Key Metrics

Proxy Materials and Annual Reports

https://investors.portlandgeneral.com/annual

Investor FAQs

https://investors.portlandgeneral.com/investor-faqs

Please note that information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation of proxies by PGE’s Board of Directors for our 2020 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting. This Notice of Annual Meeting and Proxy Statement and a proxy or voting instruction card are being mailed or made available to shareholders starting on or about March 12, 2020.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of printed copies of the proxy materials?

Making the proxy materials available to shareholders via the Internet saves us the cost of printing and mailing documents and will reduce the impact of the Annual Meeting on the environment. If you received only a Notice of Internet Availability, you will not receive a printed copy of the proxy materials unless you request it. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials at no charge. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice of Internet Availability. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions on the website referred to in the Notice of Internet Availability.

Why did some shareholders receive printed or email copies of the proxy materials?

We are distributing printed copies of the proxy materials to shareholders who have previously requested printed copies . We are providing shareholders who have previously requested electronic delivery of proxy materials with an email containing a link to the website where the materials are available via the Internet.

What is “householding” and how does it affect me?

The Company has adopted the “householding” procedure approved by the SEC, which allows us to deliver one set of documents to a household of shareholders instead of delivering a set to each shareholder in a household, unless we have been instructed otherwise. This procedure is more environmentally friendly and cost-effective because it reduces the number of copies to be printed and mailed. Shareholders who receive proxy materials in paper form will continue to receive separate proxy cards to vote their shares. If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

How can I access the proxy materials online?

This Notice of Annual Meeting of Shareholders and Proxy Statement, as well as our 2019 Annual Report, are available on our website at https://investors.portlandgeneral.com/annual.

Who is entitled to vote at the Annual Meeting?

Holders of PGE common stock as of the close of business on the record date, February 28, 2020, may vote at the Annual Meeting, either in person or by proxy. As of the close of business on February 28, 2020, there were 89,463,547 shares of PGE common stock outstanding and entitled to vote. The common stock is the only authorized voting security of the Company, and each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What matters will be voted on at the Annual Meeting?

There are three matters scheduled for a vote at the Annual Meeting:

Item 1	The election of 12 directors;

Item 2	An advisory, non-binding vote to approve the compensation of the Company’s named executive officers; and

Item 3	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

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ADDITIONAL INFORMATION

What are the Board’s voting recommendations?

The Board recommends that you vote:

“FOR” the election of each of the Company’s 12 nominees for director;

“FOR” the approval of the compensation of the Company’s named executive officers; and

“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, or AST, you are considered the “shareholder of record” with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, those shares are held in “street name” and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or other nominee how to vote your shares, and you will receive separate instructions from your broker, bank or other nominee describing how to vote your shares. You also are invited to attend the Annual Meeting. However, because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

How can I vote?

Even if you plan to attend the Annual Meeting, we recommend that you vote before the meeting so that your vote will be counted should you later decide not to attend the meeting. You may vote in one of the following ways:

•	By Telephone: If you are located in the United States or Canada, you can vote your shares by calling 1-800-690-6903 and following the instructions on the proxy card or voting instruction form.

•	By Internet. Go to www.proxyvote.com and follow the online instructions.

•

By Mail. If you received your proxy materials by mail, you can vote by marking, signing and dating your proxy card and returning it in the postage-page envelope provided. If you are the beneficial owner of shares held in street name, please complete and mail the voting instruction form as indicated on the form.

•

In Person. If you are a shareholder of record and attend the Annual Meeting in person, you may use a ballot provided at the meeting to vote. If you are the beneficial owner of shares held in street name, you must present a written legal proxy from the broker, bank, or other nominee to vote in person at the Annual Meeting.

Internet and telephone voting is available through 11:59 p.m. Eastern Time on April 19, 2020 for shares held in the Portland General Electric Company Employee Stock Purchase Plan and through 11:59 p.m. Eastern Time on April 21, 2020 for all other shares. For telephone and Internet voting, you will need the 16-digit control number included on your notice or proxy card or in the voting instruction form that accompanied your proxy materials.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If your shares are held in your own name as a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, your shares will be voted as follows:

“FOR” the election of each of the Company’s 12 nominees for director;

“FOR” the approval of the compensation of the Company’s named executive officers; and

“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

If I am the beneficial owner of shares held in street name by my broker, will my broker automatically vote my shares for me?

NYSE rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain routine matters. Your broker has discretionary authority under the NYSE rules to vote your shares on the ratification of the appointment of the independent registered public accounting firm. However, unless you provide voting instructions

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to your broker, your broker does not have authority to vote your shares with respect to the election of directors and the approval of the compensation of the Company’s named executive officers. As a result, we strongly encourage you to submit your proxy and exercise your right to vote as a shareholder.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we are unaware of any matters, other than those set forth in the Notice of Annual Meeting of Shareholders, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies on the enclosed proxy card, or their duly constituted substitutes, will be deemed authorized to vote those shares for which proxies have been given or otherwise act on such matters in accordance with their judgment.

What do I need to bring to be admitted to the Annual Meeting?

All shareholders must present a form of personal photo identification in order to be admitted to the meeting. In addition, if your shares are held in the name of your broker, bank or other nominee and you wish to attend the Annual Meeting, you must bring an account statement or letter from the broker, bank or other nominee indicating that you were the owner of the shares on the record date, February 28, 2020.

How can I change or revoke my vote?

If you hold shares in your own name as a shareholder of record, you may change your vote or revoke your proxy at any time before voting begins by:

•	Notifying our Corporate Secretary in writing that you are revoking your proxy;

•	Delivering another duly signed proxy that is dated after the proxy you wish to revoke, or delivering a later-dated vote by telephone or on the internet; or

•

Attending the Annual Meeting and voting in person by properly completing and submitting a ballot. (Attendance at the meeting, in and of itself, will not cause your previously granted proxy to be revoked.)

Any written notice of revocation, or later dated proxy, should be delivered to:

Portland General Electric Company

Attention: Corporate Secretary

121 SW Salmon Street, 1WTC1301

Portland, Oregon 97204

Alternatively, you may hand-deliver a written revocation notice, or a later dated proxy, to the Corporate Secretary at the Annual Meeting before the voting begins.

If you are the beneficial owner of shares held in street name and wish to change your vote with respect to those shares, please check with your broker, bank or other nominee and follow the procedures your broker, bank or other nominee provides you.

What are the voting requirements to elect directors and approve the other proposals described in the Proxy Statement?

The vote required to approve each of the matters scheduled for a vote at the Annual Meeting is set forth below:

Proposal	Vote Required
Election of directors	Votes in Favor Exceed Votes Against
Advisory vote on compensation of the Company’s named executive officers	Votes in Favor Exceed Votes Against
Ratification of appointment of Deloitte & Touche LLP	Votes in Favor Exceed Votes Against

What is the “quorum” for the Annual Meeting and what happens if a quorum is not present?

The presence at the Annual Meeting, in person or by proxy, of a majority of the shares issued and outstanding and entitled to vote as of February 28, 2020 is required to constitute a “quorum.” The existence of a quorum is necessary in order to take action on the

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ADDITIONAL INFORMATION

matters scheduled for a vote at the Annual Meeting. If you vote online or by telephone, or submit a properly executed proxy card, your shares will be included for purposes of determining the existence of a quorum. Proxies marked “abstain” and “broker non-votes” (each of which are explained below) also will be counted in determining the presence of a quorum. If the shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the chair of the meeting, or the shareholders by a vote of the holders of a majority of shares present in person or represented by proxy, may, without further notice to any shareholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.

What is an “abstention” and how would it affect the vote?

An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. However, an abstention with respect to a matter submitted to a vote of shareholders will not be counted for or against the matter. Consequently, an abstention with respect to any of the proposals at the Annual Meeting will not affect the outcome of the vote.

What is a “broker non-vote” and how would it affect the vote?

A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Brokers will have discretionary voting power to vote shares for which no voting instructions have been provided by the beneficial owner with respect to the ratification of the appointment of the independent registered public accounting firm, but not with respect to the other proposals. Accordingly, there might be broker non-votes with respect to the election of directors and the advisory vote to approve the compensation of the Company’s named executive officers. A broker non-vote will not be counted for or against the matter and, therefore, will not affect the outcome of the vote with respect to any of the proposals at the Annual Meeting.

Who will conduct the proxy solicitation and how much will it cost?

The Company is soliciting your proxy for the Annual Meeting and will pay all the costs of the proxy solicitation process. Our directors, officers and employees may communicate with shareholders by telephone, facsimile, email or personal contact to solicit proxies. These individuals will not be specifically compensated for doing so. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials to the beneficial owners of PGE common stock.

Who will count the votes?

Broadridge Financial Solutions, Inc. will tabulate the votes cast by mail, internet, or telephone. Nora Arkonovich, our Corporate Secretary, will tabulate any votes cast at the Annual Meeting and will act as inspector of election to certify the results.

If you have any questions about voting your shares or attending the Annual Meeting, please call our Investor Relations Department at (503) 464-8586.

2021 ANNUAL MEETING OF SHAREHOLDERS

We plan to hold our 2021 Annual Meeting of shareholders on April 28, 2021.

Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials

For shareholder proposals to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2021 Annual Meeting of shareholders, they must be received by the Company’s Corporate Secretary no later than November 12, 2020. All proposals must also comply with Rule 14a-8 under the Securities Exchange Act of 1934, which lists the requirements for the inclusion of shareholder proposals in Company proxy materials.

Requirements for Shareholder Proposals to Be Brought Before the 2021 Annual Meeting of Shareholders and Director Nominations

Notice of any proposal that a shareholder intends to present at the 2021 Annual Meeting of shareholders, but does not intend to have included in the Proxy Statement and form of proxy relating to the 2021 Annual Meeting of shareholders, as well as any director

Portland General Electric 2020 Proxy
69

2020

nominations, must be delivered to the Company’s Corporate Secretary not earlier than November 23, 2020 and no later than the close of business on December 23, 2020. In addition, the notice must set forth the information required by the Company’s bylaws with respect to the shareholder submitting the notice and each director nomination or other proposal that the shareholder intends to present at the Annual Meeting.

Shareholder proposals and nominations should be addressed to Portland General Electric Company, Attention: Corporate Secretary, 121 SW Salmon Street, 1WTC1301, Portland, Oregon 97204. We recommend that shareholders submitting proposals or nominations use certified mail, return receipt requested, in order to provide proof of timely receipt. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements, including the rules established by the SEC.

70

Corporate Headquarters 121 S.W. Salmon Street, Portland, Oregon 97204 **PortlandGeneral.com**

PORTLAND GENERAL ELECTRIC COMPANY
ATTN: CHRISTOPHER LIDDLE
121 SW SALMON STREET 1 WTC0509
PORTLAND, OR 97204

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR each director nominee:

1. Election of Directors

Nominees

Nominee	For	Against	Abstain
1a. John W. Ballantine	☐	☐	☐
1b. Rodney L. Brown, Jr.	☐	☐	☐
1c. Jack E. Davis	☐	☐	☐
1d. Kirby A. Dyess	☐	☐	☐
1e. Mark B. Ganz	☐	☐	☐
1f. Marie Oh Huber	☐	☐	☐
1g. Kathryn J. Jackson	☐	☐	☐
1h. Michael H. Millegan	☐	☐	☐
1i. Neil J. Nelson	☐	☐	☐
1j. M. Lee Pelton	☐	☐	☐
1k. Maria M. Pope	☐	☐	☐
1l. Charles W. Shivery	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

Proposal	For	Against	Abstain
2. To approve, by a non-binding vote, the compensation of the Company's named executive officers.	☐	☐	☐
3. To ratify the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for the fiscal year 2020.	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000437549_1 R1.0.1.18

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/21/2020 for shares held directly and by 11:59 P.M. ET on 04/19/2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. PORTLAND GENERAL ELECTRIC COMPANY ATTN: CHRISTOPHER LIDDLE ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 121 SW SALMON STREET 1 WTC0509 If you would like to reduce the costs incurred by our company in mailing proxy PORTLAND, OR 97204 materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet 1 and, when prompted, indicate that you agree to receive or access proxy materials Investor Address Line 1 electronically in future years. Investor Address Line 2 Investor Address Line 3 1 1 OF VOTE BY PHONE - 1-800-690-6903 Investor Address Line 4 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET Investor Address Line 5 on 04/21/2020 for shares held directly and by 11:59 P.M. ET on 04/19/2020 for shares John Sample held in a Plan. Have your proxy card in hand when you call and then follow the 1234 ANYWHERE STREET 2 instructions. ANY CITY, ON A1A 1A1 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # NAME THE COMPANY NAME INC. - COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com or investors.portlandgeneral.com. PORTLAND GENERAL ELECTRIC COMPANY Annual Meeting of Shareholders April 22, 2020 10:00 a.m. local time This proxy is solicited on behalf of the Board of Directors The Portland General Electric Company 2020 Annual Meeting of Shareholders will be held on Wednesday, April 22, 2020, at 10:00 a.m. local time, at the Conference Center Auditorium located at Two World Trade Center, 25 SW Salmon Street, Portland, OR 97204. The undersigned, having received the Notice and accompanying Proxy Statement for said meeting, hereby constitutes and appoints Jack E. Davis, Maria M. Pope, James F. Lobdell, and Lisa A. Kaner, or any of them, his/her true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote all the shares of Common Stock of Portland General Electric Company held of record by the undersigned on February 28, 2020 at the Annual Meeting of Shareholders scheduled to be held on April 22, 2020, or at any adjournment or postponement thereof, on all matters coming before said meeting. The above proxies are hereby instructed to vote as shown on the reverse side of this card. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” each director nominee, “FOR” approval of the compensation of named executive officers, “FOR” ratification of the appointment of Deloitte & Touche LLP as Portland General Electric Company’s independent registered public accounting firm for fiscal year 2020, and in the discretion of the proxies with respect to such other business as may properly come before the meeting and at any adjournment or postponements thereof. Your Vote is Important To vote through the internet or by telephone, see instructions on reverse side of this card. To vote by mail, sign, and date this card on the reverse side and mail promptly in the postage-paid envelope. Address change/comments: . 18 . 1 . 0 R1 _ 2 0000437549 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side